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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
White Mountains Insurance Group, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Notice of 2003
Annual General Meeting
of Members and
Proxy Statement

        White Mountains Insurance Group, Ltd. (the "Company" and, together with its subsidiaries, "White Mountains") is a Bermuda-domiciled insurance holding company. White Mountains' operations are conducted through its subsidiaries and affiliates in the businesses of property and casualty insurance and reinsurance.

        White Mountains' insurance operations principally include: (i) OneBeacon Insurance Group LLC ("OneBeacon", formerly CGU Corporation), a Boston-based property and casualty insurance holding company and (ii) Folksamerica Holding Company, Inc. ("Folksamerica"), a New York City-based property and casualty reinsurance holding company. White Mountains' invested assets are managed by White Mountains Advisors LLC ("WM Advisors"), a wholly-owned registered investment advisor based in Guilford, Connecticut.

        The 2003 Annual General Meeting will be confined to a Member vote on the proposals set forth in this Proxy Statement and on such other matters properly brought before the meeting. As in past years, management will provide Members and all interested parties with a summary of White Mountains' current operations at an informational meeting to be held at 10:00 a.m. Eastern Time on Thursday, May 22, 2003 at the Waldorf Astoria Hotel in New York City. Detailed instructions for participating in the informational meeting will be posted at www.whitemountains.com approximately 30 days in advance of the meeting.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
NOTICE OF 2003 ANNUAL GENERAL MEETING OF MEMBERS
TO BE HELD MAY 19, 2003

        April xx, 2003

        Notice is hereby given that the 2003 Annual General Meeting of Members of White Mountains Insurance Group, Ltd. will be held on Monday, May 19, 2003, at 12:00 noon Atlantic Time at the Princess Hotel, Hamilton, Bermuda. At this meeting you will be asked to consider and vote upon the following proposals:

  1)
  to elect four of the Company's directors to Class III with a term ending 2006,

  2)
  to elect the Board of Directors of Fund American Reinsurance Company, Ltd., a wholly-owned reinsurance company organised under the laws of Bermuda,

  3)
  to elect the Board of Directors of any new non-United States subsidiary, as designated by the Company's Board of Directors,

  4)
  to approve the issuance of 677,966 common shares upon conversion of outstanding convertible preference shares,

  5)
  to approve technical amendments to the Company's Long-Term Incentive Plan,

  6)
  to approve the appointment of PricewaterhouseCoopers LLP as the Company's Independent Auditor for 2003.

        The Company's audited financial statements for the year ended December 31, 2002, as approved by the Company's Board of Directors, will be presented at this Annual General Meeting.

        Members of record of common shares on the record date, Friday, March 21, 2003, (i) who are individuals, may attend and vote at the meeting in person or by proxy or (ii) which are corporations or other entities, may have their duly authorised representative attend and vote at the meeting in person or by proxy. A list of all Members entitled to vote at the meeting will be open for public examination during regular business hours beginning April 1, 2003 at the Company's registered office located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

        All Members are invited to attend this meeting.

                      By Order of the Board of Directors,

                      Dennis P. Beaulieu
                      Corporate Secretary

        Members are invited to complete and sign the accompanying proxy card to be returned to White Mountains Insurance Group, Ltd., c/o EquiServe Trust Company, N.A. Post Office Box 8643, Edison, New Jersey, 08818-8643, in the envelope provided, whether or not they expect to attend the meeting. Members who hold their common shares in a brokerage account, an employee benefit plan or through a nominee may have the added flexibility of voting their shares by telephone or over the internet.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

PROXY STATEMENT

        This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") for the 2003 Annual General Meeting of Members (the "2003 Annual Meeting"), to be held on Monday, May 19, 2003 at the Princess Hotel, Hamilton, Bermuda. The solicitation of proxies will be made primarily by mail, and the Proxy Statement and related proxy materials will be distributed to registered Members on or about April 7, 2003.

        Holders of the Company's common shares ("Members"), par value $1.00 per share ("Common Shares"), as of the close of business on Friday, March 21, 2003, the record date, are entitled to vote at the meeting.

        You can ensure that your Common Shares are properly voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Members who hold their Common Shares in a brokerage account, an employee benefit plan or through a nominee may have the added flexibility of voting by telephone or over the internet. A Member has the right to appoint another person (who need not be a Member) to represent the Member at the meeting by completing an alternative form of proxy which can be obtained from the Corporate Secretary or by notifying the Inspectors of Election (see page 29). Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a written proxy executed by such Member and filed with the Corporate Secretary. Any proxy duly executed will continue in full force and effect unless revoked by the person executing it in writing or by the filing of a subsequent proxy.

        Sending in a signed proxy will not affect your right to attend the meeting and vote. If a Member attends the meeting and votes in person, his or her proxy is considered revoked.

PROPOSAL 1

ELECTION OF THE COMPANY'S DIRECTORS

        The Board is divided into three classes (each a "Class"). Each Class serves a three-year term.

        At the 2003 Annual Meeting, Raymond Barrette, Howard L. Clark, Jr., Robert P. Cochran and Arthur Zankel are nominated to be elected to Class III with terms ending in 2006. The Board recommends a vote FOR Proposal 1 which calls for the election of the 2003 nominees.

        The current members of the Board and terms of each Class are set forth below:

Director	Age	Director since
Class I—Term Ending in 2004
Steven E. Fass	57	2000
K. Thomas Kemp	62	1994
Gordon S. Macklin	74	1987
Joseph S. Steinberg	59	2001
Class II—Term Ending in 2005
John J. ("Jack") Byrne	70	1985
Mark J. Byrne	41	2001
George J. Gillespie, III	72	1986
John D. Gillespie	44	1999
Frank A. Olson	70	1996
Class III—Term Ending in 2003*
Raymond Barrette	52	2000
Howard L. Clark, Jr.	59	1986
Robert P. Cochran	53	1994
Arthur Zankel	71	1992

*
Nominated at the 2003 Annual Meeting to a term ending in 2006.

        Patrick M. Byrne, a former Class I director, retired from the Board on February 24, 2003.

        The following information with respect to the principal occupation, business experience, recent business activities involving White Mountains and other affiliations of the nominees and directors has been furnished to the Company by the nominees and directors.

Class I

        Steven E. Fass has been a director of the Company since 2000. Mr. Fass has served as President and Chief Executive Officer of Folksamerica and its subsidiaries including Folksamerica Reinsurance Company since 1984. He joined Folksamerica as its Vice President, Treasurer and Chief Financial Officer in 1980. Mr. Fass also serves as Chairman of Fund American Reinsurance Company, Ltd. ("Fund American Re"), Chairman of Esurance and is a director of other White Mountains subsidiaries.

        K. Thomas Kemp currently serves as an advisor to the Company and has been a director since 1994. Mr. Kemp currently serves as a director and Chief Financial Officer of Montpelier Re Holdings Ltd. ("Montpelier"). Mr. Kemp formerly served as the Company's President from June 2001 to December 2002, as its Deputy Chairman from January 2000 to June 2001 and its President and CEO from 1997 to 2000 and has been with White Mountains since 1991. Mr. Kemp is also a director of Main Street America Holdings, Inc., Amlin plc. and other White Mountains subsidiaries.

        Gordon S. Macklin has been a director of the Company since 1987 and has served as a Deputy Chairman of the Company since June 2001. Mr. Macklin formerly served as Chairman of White River Corporation, an information services company, from 1993 to 1998, as Chairman of Hambrecht and Quist Group, a venture capital and investment banking company, from 1987 until 1992, and as President of the National Association of Securities Dealers, Inc. from 1970 until 1987. He is a director of Martek Biosciences Corporation, MedImmune Inc., Overstock.com and Spacehab, Inc., and is a trustee, director or managing general partner (as the case may be) of 48 of the investment companies in the Franklin Templeton Group of Funds.

        Joseph S. Steinberg has been a director of the Company since June 2001. Mr. Steinberg has served as the President of Leucadia National Corporation ("Leucadia") since 1978. Mr. Steinberg is also a director of Allcity Insurance Company, MK Gold Company and Jordan Industries, Inc. In addition, Mr. Steinberg is Chairman of Olympus Re Holdings, Ltd., Olympus Reinsurance Ltd. and HomeFed Corporation.

Class II

        John J. ("Jack") Byrne has served as Chairman of the Company since 1985. Mr. Byrne formerly served as CEO of the Company from February 2002 to December 2002, as Chairman of the Board of Managers of OneBeacon from June 2001 to December 2001, as CEO of the Company from January 2000 to June 2001, as President and CEO of the Company from 1990 to 1997 and as CEO from 1985 to 1990. Mr. Byrne also serves as Chairman of Montpelier and is a director of Overstock.com and other White Mountains subsidiaries. Mark Byrne, Mr. Byrne's son, is also a director of the Company.

        Mark J. Byrne was appointed a director of the Company in November 2001. Mr. Byrne manages West End Capital Management Limited. Prior to founding West End, Mr. Byrne held a variety of trading and management positions at Salomon Brothers Inc., Pacific Investment Management Company, Lehman Brothers Inc. ("Lehman") and, most recently, Credit Suisse First Boston. Mr. Byrne's father, Jack Byrne, is Chairman of the Company.

        George J. Gillespie, III has been a director of the Company since 1986. Mr. Gillespie has been a Partner in the law firm of Cravath, Swaine & Moore ("CS&M") since 1963. He is also a director of The Washington Post Company. CS&M has been retained by White Mountains from time to time to perform legal services. See "Certain Relationships and Related Transactions" and "Compensation Committee Interlocks and Insider Participation in Compensation Decisions." Mr. Gillespie's son, John Gillespie, is also a director of the Company and is Chairman and President of WM Advisors.

        John D. Gillespie has served as a Deputy Chairman of the Company since January 2003 and serves as Chairman and President of WM Advisors. Mr. Gillespie served as Managing Director of OneBeacon from June 2001 to March 2003 and has been a director of the Company since 1999. He is also the founder and Managing Partner of Prospector Partners, LLC ("Prospector"). Prior to forming Prospector, Mr. Gillespie was President of the T. Rowe Price Growth Stock Fund and the New Age Media Fund, Inc. Mr. Gillespie serves as a director of Montpelier and other White Mountains subsidiaries. White Mountains owns limited partnership investment interests which are managed by Mr. Gillespie. See "Certain Relationships and Related Transactions." Mr. Gillespie's father, George Gillespie, is a director of the Company.

        Frank A. Olson has been a director of the Company since 1996. He serves as Chairman of The Hertz Corporation ("Hertz"). Mr. Olson served as the CEO of Hertz from 1977 to 1999 and has been with that company since 1964. He is also a director of Amerada Hess Corporation, Finova Group, Inc. and Becton, Dickinson and Company.

Class III

        Raymond Barrette was appointed President and CEO of the Company on January 1, 2003 and has been a director since 2000. Mr. Barrette was CEO of OneBeacon from June 2001 to December 2002 and remains its Chairman. Mr. Barrette joined White Mountains Insurance Group in November 1997 as Executive Vice President and Chief Financial Officer. He was President from January 2000 to June 2001. Prior to joining White Mountains Mr. Barrette had 23 years of experience in the insurance business, mostly at Fireman's Fund. He is also Chairman of Folksamerica Reinsurance and serves as a director of Montpelier and other White Mountains subsidiaries and affiliates.

        Howard L. Clark, Jr. has been a director or advisor to the Board since 1986. He is currently Vice Chairman of Lehman and was Chairman and CEO of Shearson Lehman Brothers Inc. from 1990 to 1993. Prior to joining Shearson Lehman Brothers Inc., Mr. Clark was Executive Vice President and Chief Financial Officer of American Express. He is also a director of Lehman Brothers, Maytag Corporation and Walter Industries, Inc. Lehman provides various services to White Mountains from time to time. See "Certain Relationships and Related Transactions" and "Compensation Committee Interlocks and Insider Participation in Compensation Decisions."

        Robert P. Cochran has been a director of the Company since 1994. Mr. Cochran was a founding principal of Financial Security Assurance Holdings Ltd. ("FSA") and has served FSA in various capacities since 1985. He has been President and CEO and a director of FSA since 1990 and became Chairman in 1997. He is also Chairman of Financial Security Assurance Inc. and Financial Security Assurance (U.K.) Ltd.

        Arthur Zankel has been a director or advisor to the board since 1992. He served as a General Partner of First Manhattan Co. from 1965 to 1999 and was Co-Managing Partner of First Manhattan from 1979 to 1997. Mr. Zankel is currently Senior Managing Member of High Rise Capital Advisors LLC. See "Certain Relationships and Related Transactions" and "Compensation Committee Interlocks and Insider Participation in Compensation Decisions." Mr. Zankel is also a director of Citigroup, Inc.

Committees of the Board of Directors

        The Audit Committee, comprised of Messrs. Clark, Olson, Steinberg and Zankel, performs the following functions: (1) engaging the independent auditor, subject to Board and Member approval, and negotiating the audit fee on behalf of the Board; (2) reviewing with the independent auditor the plan, scope and results of the audit and any recommendations the independent auditor may have for improving or changing the audit and control environment; (3) reviewing and pre-approving any non-audit services the independent auditor performs and considering the effect, if any, this may have on their independence; (4) reviewing with our internal auditors the plan, scope and results of their audits and investigations; (5) discussing with management, the independent auditor and our internal auditors the adequacy of internal accounting controls and discussing with each of them, independently of the other, any recommendations on matters that any of them considers to be of importance; (6) reviewing White Mountains' accounting principles and its financial reporting policies and practices; (7) reviewing, prior to publication, White Mountains' annual and interim financial statements, earnings releases and other financial information prior to their release to the public; and (8) undertaking other duties as assigned by the Board. Mr. Clark is Chairman of the Audit Committee.

        The Compensation Committee, comprised of Messrs. Mark Byrne, Cochran, Macklin, Olson, Steinberg and Zankel, oversees White Mountains' share-based compensation and benefit policies and programs, including administration of the White Mountains Insurance Group Long-Term Incentive Plan (the "Incentive Plan") and related non-qualified deferred compensation plans. Mr. Cochran is Chairman of the Compensation Committee.

        The Human Resources Committee, comprised of Messrs. Mark Byrne, Clark, Cochran, George Gillespie, Macklin, Olson, Steinberg and Zankel, sets the annual salaries and bonuses for officers and certain other key employees. Mr. Cochran is Chairman of the Human Resources Committee. intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Qualified Member and each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Qualified Member; (d) such other information regarding each nominee proposed by such Qualified Member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission (the "SEC") had each such nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each such nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Meetings of the Board of Directors

        During 2002, the following meetings of the Board were held: five meetings of the full Board, nine meetings of the Audit Committee, one meeting of the Compensation Committee and two meetings of the Human Resources Committee. In 2002, each director attended more than 75% of all meetings of the Board including its various committees, except Mr. Steinberg who was unable to attend seven meetings of the Audit Committee, the meeting of the Compensation Committee and one meeting of the Human Resources Committee.

PROCEDURES FOR NOMINATING DIRECTORS

        Under the Company's Bye-laws, nominations for the election of directors may be made by the Board or by any Member entitled to vote for the election of directors (a "Qualified Member"). A Qualified Member may nominate persons for election as directors only if written notice of such Qualified Member's intent to make such nomination is delivered to the Secretary not later than: (i) with respect to an election to be held at an annual general meeting, 90 days prior to the anniversary date of the immediately preceding annual general meeting or not later than 10 days after notice or public disclosure of the date of the annual general meeting is given or made available to Qualified Members, whichever date is earlier, and (ii) with respect to an election to be held at a special general meeting for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to Qualified Members.

        Each such notice shall set forth: (a) the name and address of the Qualified Member who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Qualified Member is a holder of record of Common Shares entitled to vote at such meeting and

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Rights of Members

        As of March 21, 2003, there were 8,357,087 Common Shares and 677,966 Convertible Preference Shares outstanding. The Convertible Preference Shares are not entitled to vote at the 2003 Annual Meeting. Members of record of Common Shares shall be entitled to one vote per Common Share, provided that if and so long as the votes conferred by "Controlled Common Shares" (as defined below) of any person constitute ten percent (10%) or more of the votes conferred by the outstanding Common Shares of the Company, each outstanding Common Share comprised in such Controlled Common Shares shall confer only a fraction of a vote that would otherwise be applicable according to the following formula:

[(T divided by 10)-1] divided by C

        Where: "T" is the aggregate number of votes conferred by all the outstanding Common Shares; and "C" is the number of votes conferred by the Controlled Common Shares of such person.

        "Controlled Common Shares" in reference to any person means:

  (i)
  all Common Shares directly, indirectly or constructively owned by such person within the meaning of Section 958 of the Internal Revenue Code of 1986, as amended, of the United States of America; and

  (ii)
  all Common Shares directly, indirectly or constructively owned by any person or "group" of persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; provided that this clause (ii) shall not apply to (a) any person (or any group that includes any person) that has been exempted from the provisions of this clause or (b) any person or group that the Board, by the affirmative vote of at least seventy-five percent (75%) of the entire Board, may exempt from the provisions of this clause.

        The limitations set forth above do not apply to any Member which is a "Byrne Entity" (as defined below) for any matter submitted to the vote of Members, except with respect to the election of directors. "Byrne Entity" means any of Mr. Jack Byrne, any foundation or trust established by Messrs. Jack Byrne, Mark Byrne, Patrick Byrne (a former director), and any associate or affiliate of any of them (or any group of which any of them is a part), as defined under Section 13(d) of the United States Securities Exchange Act of 1934, as amended.

        If, as a result of giving effect to the foregoing provisions or otherwise, the votes conferred by the Controlled Common Shares of any person would otherwise represent 10% or more of the votes conferred by all the outstanding Common Shares, the votes conferred by the Controlled Common Shares of such person shall be reduced in accordance with the foregoing provisions. Such process shall be repeated until the votes conferred by the Controlled Common Shares of each person represent less than 10% of the votes conferred by all Common Shares.

Principal Holders of Common Shares

        To the knowledge of the Company, there was no person or entity beneficially owning more than 5% of the Common Shares outstanding as of March 21, 2003, except as shown below. Common Shares are the only class of the Company's securities that are eligible to vote.

Name and address of beneficial owner	Number of Common Shares beneficially owned(a)	Percent of Class(b)
Berkshire Hathaway Inc. 1440 Kiewit Plaza, Omaha, NE 68131	1,724,200	17.1%
Franklin Mutual Advisers LLC 51 JFK Parkway, Short Hills, NJ 07078(c)	1,254,467	15.0%
Jack Byrne 80 South Main Street, Hanover, NH 03755(d)	1,111,818	13.3%

(a)
The Common Shares shown as beneficially owned by Berkshire Hathaway Inc. ("Berkshire") represent Common Shares issuable upon the exercise of warrants to acquire Common Shares. Berkshire cannot vote the Common Shares underlying the warrants until they are exercised. The warrants are currently exercisable.

(b)
Based upon the total Common Shares outstanding at March 21, 2003 for all holders shown above except for Berkshire. For Berkshire, this figure represents Berkshire's percentage of all Common Shares outstanding assuming the exercise of its warrants to acquire 1,724,200 Common Shares.

(c)
The Common Shares beneficially owned by Franklin Mutual Advisers LLC ("Franklin") were acquired for investment purposes on behalf of client investment advisory accounts. Excludes convertible preference shares to acquire 677,966 Common Shares purchased by Franklin on October 24, 2002 which are not voting securities of the Company. See Proposal 4.

(d)
Includes 380,909 Common Shares owned directly by the Jack Byrne 2001 GRAT No. 1 and 277,300 Common Shares owned directly by the Jack Byrne 2003 GRAT No. 1 which are deemed to be indirectly beneficially owned by Mr. Byrne. Does not include 25,000 unearned Restricted Common Shares ("Restricted Shares") and 63,133 Common Shares contributed to trusts and charitable foundations for which Mr. Byrne disclaims beneficial ownership, but for which his spouse retains voting power.

Beneficial Stock Ownership of Directors and Executive Officers

        The following table sets forth, as of March 21, 2003, beneficial ownership of Common Shares by each director of the Company, by certain named Executive Officers, and by all Directors and Executive Officers as a group.

	Number of Common Shares owned
Directors and Executive Officers	Beneficially (a)(b)	Economically (c)
Raymond Barrette	28,041	125,721
Jack Byrne(d)	1,111,818	1,159,818
Mark J. Byrne(e)	196,031	196,031
John P. Cavoores	367	21,007
Howard L. Clark, Jr.	1,000	1,000
Robert P. Cochran	25,000	25,000
Steven E. Fass	6,411	27,211
George J. Gillespie, III	1,000	1,000
John D. Gillespie(f)	101,698	148,698
K. Thomas Kemp	93,142	107,211
Gordon S. Macklin	15,000	17,000
Frank A. Olson	3,000	3,000
Joseph S. Steinberg(g)	0	0
Arthur Zankel	11,600	11,600
All Directors and Executive Officers as a group (19 persons)	1,599,350	1,888,139

(a)
The Common Shares beneficially owned by Messrs Jack Byrne, Mark Byrne, John Gillespie, Kemp and all Directors and Executive Officers as a group represent 13.3%, 2.3%, 1.2%, 1.1% and 19.1% of the total Common Shares outstanding at March 21, 2003, respectively. No other Director or Executive Officer beneficially owned 1% or more of the total Common Shares outstanding at that date. Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934.

(b)
Includes vested and unexercised options ("Options") to acquire 1,365 and 2,700 Common Shares for Messrs. Barrette and Fass, respectively. Excludes unearned Restricted Shares.

(c)
Incremental Common Shares shown as economically owned by Directors and Executive Officers represent unearned performance share awards, unvested Option awards, unearned Restricted Shares and earned phantom shares on compensation deferred.

(d)
Includes 380,909 Common Shares owned directly by the Jack Byrne 2001 GRAT No. 1 and 277,300 Common Shares owned directly by the Jack Byrne 2003 GRAT No. 1 which are deemed to be indirectly beneficially owned by Mr. Byrne. Does not include 63,133 Common Shares contributed to trusts and charitable foundations for which Mr. Byrne disclaims beneficial ownership, but for which his spouse retains voting power.

(e)
The Common Shares shown for Mr. Byrne are held in trust for the benefit of others and he thereby disclaims beneficial ownership of such Common Shares.

(f)
Includes 100,000 Common Shares owned by various funds of Prospector in which Mr. Gillespie is either general manager or investment manager. Mr. Gillespie disclaims beneficial ownership of such Common Shares owned by Prospector except to the extent of his pecuniary interest in such funds.

(g)
Does not include any interest in 375,000 Common Shares (approximately 4.5% of the total Common Shares outstanding at March 21, 2003) owned by Leucadia. Mr. Steinberg is the President of Leucadia and, together with certain family members, Mr. Steinberg currently beneficially owns approximately 15.8% of the common shares of Leucadia. By virtue of his beneficial ownership of Leucadia, Mr. Steinberg may be deemed to be an indirect beneficial owner of the Common Shares owned by Leucadia.

COMPENSATION OF DIRECTORS

Compensation of Directors

        Messrs. Mark Byrne, Clark, Cochran, George Gillespie, Macklin, Olson, Steinberg and Zankel each received a retainer of $60,000 as a director during 2002 and fees of $2,000 for each Board meeting and committee meeting attended. Messrs. Clark and Cochran also received additional retainers of $5,000 and $10,000 during 2002 for their roles as Chairman of the Audit Committee and Chairman of the Compensation and Human Resources Committees, respectively. Each of the retainers mentioned above relate to the twelve month period from May 2002 to May 2003. Messrs. Barrette, Jack Byrne, Fass, John Gillespie and Kemp did not receive compensation for their role as a director during 2002.

        During 2002, Mr. Macklin also received $55,125 in compensation for his role as a Deputy Chairman of the Company through March 1, 2002 but no longer receives any further compensation for that role.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following tables set forth certain information regarding the salary, incentive compensation and benefits paid by White Mountains with respect to 2002 to its CEO, its four most highly compensated Executive Officers and its former President (collectively, the "Named Executive Officers").

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary($)	Bonus ($)	Other Annual Compensation ($)	Restricted Share Awards ($)(a)	Securities Underlying Options (#)	LTIP Payouts ($)(b)	All Other Compensation ($)(c)
Jack Byrne Chairman and former CEO(d)	2002 2001 2000	$107,085 398,077 282,692	$0 0 350,000	0 0 0	$0 8,650,000 0	0 0 0	$6,510,000 0 0	$80,169 43,674 9,100
Steven E. Fass President and CEO of Folksamerica	2002 2001 2000	466,000 466,000 466,000	700,000 0 350,000	0 0 0	0 865,000 0	0 0 9,000	1,726,440 244,845 498,500	31,062 26,310 30,780
John D. Gillespie President of WM Advisors	2002 2001 2000	400,000 400,000 0	330,000 110,000 0	0 0 0	0 1,384,000 0	0 0 0	0 0 0	66,037 3,219 0
John P. Cavoores Managing Director of OneBeacon	2002 2001 2000	400,000 400,000 0	320,000 200,000 0	0 0 0	0 519,000 0	0 0 0	0 0 0	46,292 33,818 0
Raymond Barrette President and CEO(d)	2002 2001 2000	400,000 398,077 333,654	260,000 0 350,000	0 0 0	0 7,044,500 0	0 0 9,000	6,510,000 3,960,000 0	1,367,840 41,016 15,627
K. Thomas Kemp former President(d)	2002 2001 2000	300,000 269,615 182,000	150,000 0 75,000	0 0 0	1,896,000 0	0 0 0	1,302,000 5,940,000 0	1,771,656 58,247 129,900

(a)
Represents the value of 2001 Restricted Share awards as of their respective award dates. Restricted Shares vest approximately two years from the date of grant based on continuous service by the employee throughout such period. Holders of Restricted Shares are entitled to receive Common Share dividends and such amounts are included in All Other Compensation above. Restricted Shares awarded in February 2001 (which were repurchased for $.01 per share in December 2002 as described in note (c) below) to Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp were 0; 0; 0; 0; 3,750 and 5,000 shares, respectively. Restricted Shares awarded in June 2001 (vesting June 2003) to Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp were 25,000; 2,500; 4,000; 1,500, 17,000 and 1,000 shares, respectively. The aggregate value as of December 31, 2002 of all unvested Restricted Shares awarded during 2001 held by Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp totalled $8,075,000; $807,500, $1,292,000; $484,500,$5,491,000 and $323,000, respectively.

(b)
Represents the dollar value of Performance Shares and, in the case of Mr. Fass, cash awards under the Folksamerica Holding Company, Inc. Long-term Incentive Plan earned with respect to 2002. The value of earned Performance Shares which were awarded as of January 1, 2000 and declared to be 200% vested in February 2003 for Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp totalled $6,510,000; $1,302,000; $0; $0; $6,510,000 and $1,302,000, respectively. The value of Mr. Fass' award under the Folksamerica Holding Company, Inc. Long-Term Incentive Plan (which was awarded as of January 1, 2000 and was determined to be partially vested in February 2003) totalled $424,440 for 2002.

(c)
Amounts include, when applicable, 401(k) Savings Plan employer matching contributions (which did not exceed $11,000 per individual), director fees and retainers paid by companies in which White Mountains is entitled to board representation and imputed income items relating primarily to corporate-provided housing, personal use of White Mountains' aircraft and the value of life insurance provided in excess of $50,000 of coverage. The amounts for 2002 relating to such imputed income items for Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp were $23,169; $20,062; $3,037; $46,292; $90,282 and $4,356, respectively. The amounts for 2002, 2001 and 2000 relating to director fees and retainers of affiliates include $57,000; $0 and $9,100 for Mr. Byrne, $0, $0 and $0 for Mr. Fass, $57,000; $0 and $0 for Mr. Gillespie, $0, $0 and $0 for Mr. Cavoores, $51,500; $0 and $9,685 for Mr. Barrette and $18,300; $45,952 and $119,700 for Mr. Kemp. During 2002, the Company repurchased from Messrs. Barrette and Kemp 3,750 and 5,000 Restricted Shares, respectively, for $.01 per share and each were granted an amount equivalent to the market value of such Restricted Shares ($1,218,750 for Mr. Barrette and $1,625,000 for Mr. Kemp) in various non-qualified deferred compensation plans of the Company and its subsidiaries. Mr. Kemp's 2002 compensation also includes $113,000 paid to him by Montpelier Re Holdings Ltd., an affiliate of the Company, in connection with his role as its Chief Financial Officer.

(d)
Mr. Kemp served as President of the Company (its Principal Executive Officer at that time) through February 2002. Mr. Byrne served as CEO of the Company from February 2002 through December 2002. Mr. Barrette was appointed CEO of the Company as of January 1, 2003.

Option Grants in Last Fiscal Year

        No Options were granted during 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table summarizes, for the applicable Named Executive Officers, Options exercised during the Company's latest fiscal year, and the number and in-the-money value of Options outstanding as of the end of the fiscal year.

			As of December 31, 2002
	Year ended December 31, 2002		Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name	Common Shares Acquired	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven E. Fass	0	$0	2,700	6,300	$533,753	$1,245,423
Raymond Barrette	1,000	198,200	1,365	6,300	336,627	1,245,423

Long-Term Incentive Plans—Awards in Last Fiscal Year

        Performance Shares.    The following table summarizes the performance share awards made to the applicable Named Executive Officers during the latest fiscal year.

			Estimated Future Payouts (a)
Name	Number of Common Shares (#)	Performance period for payout	Threshold (#)	Target (#)	Maximum (#)
John J. Byrne	5,000	3 yrs.	0	5,000	10,000
Steven E. Fass(b)	5,000	3 yrs.	0	5,000	10,000
John D. Gillespie	15,000	3 yrs.	0	15,000	30,000
John P. Cavoores	10,000	3 yrs.	0	10,000	20,000
Raymond Barrette	15,000	3 yrs.	0	15,000	30,000
K. Thomas Kemp	2,000	3 yrs.	0	2,000	4,000

(a)
Performance shares are issued under the Incentive Plan unless otherwise noted and are payable upon completion of pre-defined business goals and are valued based on the market value of Common Shares at the time awards are earned. Performance shares are paid in cash but can be paid in Common Shares if the Board so determines. With respect to the 2002 performance shares awarded to Messrs. Byrne, Fass and Kemp, "Target" performance is the attainment of a corporate annualized return on equity ("ROE") of 12.0% after tax as measured by the Company's growth in its intrinsic business value. With respect to 50% of the 2002 performance shares awarded to Messrs. Cavoores and Barrette, "Target" performance is the attainment of a 12% ROE, as described above, and 50% is the attainment of an insurance operations trade ratio of 102% (the "Trade Ratio") on OneBeacon's core insurance operations. With respect to 50% of the 2002 performance shares awarded to Mr. Gillespie, "Target" performance is the attainment of a 12% ROE, as described above, and 50% is the attainment of a return on invested assets of 150 basis points over the applicable return on the ten-year United States treasury rate or 6.5%. See "Reports of the Compensation Committees on Executive Compensation-Compensation Committee" for additional information concerning the 2002 awards of performance shares to the Named Executive Officers which includes a discussion of the criteria for "Threshold" and "Maximum" determinations.

(b)
Mr. Fass' award was issued under the Folksamerica Holding Company, Inc./White Mountains Performance Share Plan which is similar to the Incentive Plan in all respects except that performance shares under that plan are payable solely in cash.

        Other awards.    During 2002, Mr. Fass was also granted a contingent cash award under the Folksamerica Holding Company, Inc. Long-Term Incentive Plan. The "Target" amount of this award was initially determined as 100% of Mr. Fass' eligible base salary (or $466,000) which is subsequently increased or decreased by Folksamerica's ROE during the performance period. With respect to this award, "Target" performance is the attainment of an 14% ROE, as measured by Folksamerica's pretax return on standard capital. See "Reports of the Compensation Committees on Executive Compensation-Compensation Committee" for additional information concerning this award which includes a discussion of the criteria for "Threshold" and "Maximum" determinations.

Equity Compensation Plan Table

        The following table provides information as of December 31, 2002 with respect to Common Shares that may be issued under White Mountains' existing incentive compensation plans. Performance shares awarded under the Incentive Plan and the Performance Plan are typically paid in cash, though they may be paid in Common Shares at the election of the Compensation Committee. For that reason, these plans are listed in the Equity Compensation Plan Table below. The Folksamerica Holding

Company, Inc. Long-Term Incentive Plan and the Folksamerica Holding Company, Inc./White Mountains Performance Share Plan are cash-based plans which do not provide for the issuance of Common Shares and are therefore excluded from this table.

Plan category	(a) Number of securities to be issued upon exercise or vesting of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders—Incentive Plan:				234,000
Performance shares	190,100	$0
Restricted Shares	73,500	0
Options	61,965	125.31	(1)

Equity compensation plans not approved by security holders—Performance Plan(2):
Performance shares	301,577	$0		198,423

(1)
The outstanding Options were granted in February 2000 at an exercise price equal to the underlying market value of Common Shares on the date of grant. The exercise price escalates on a straight-line basis by 6% per annum over the ten-year life of the Options. The weighted average shown above represents the effective exercise price per Option at December 31, 2002.

(2)
The Performance Plan is a long-term incentive plan of OneBeacon which provides for granting of performance shares to certain of its key employees. The performance goals for full payment of performance shares issued under the Performance Plan are similar to those of the Incentive Plan. The Performance Plan was not subject to Member approval.

COMPENSATION PLANS

        Pension Plans.    Benefit accruals under a qualified defined benefit pension plan and a non-qualified supplemental plan of OneBeacon were frozen for all participating employees as of December 31, 2002. As of such date, Messrs. Byrne, Gillespie, Cavoores and Barrette each had less than 1.6 years of credited service for purposes of accruing pension benefits. As a result, each of their respective accrued retirement benefits were insignificant.

        Benefit accruals under a qualified defined benefit pension plan of Folksamerica, were frozen for all participating employees as of December 31, 2002. As of such date, Mr. Fass had 22.6 years of credited service and an average final compensation of $172,000. This resulted in Mr. Fass' annual benefit payable at age 65 being set at $63,160 annually for as long as he lives but in no event for less than 10 years.

        Mr. Fass also participates in the Folksamerica Holding Company, Inc. Deferred Benefit Plan, a non-qualified deferred compensation plan for a select group of employees which was also frozen at December 31, 2002. Folksamerica's credits each participant's account annually with amounts based on the additional value of pension and 401(k) benefits earned that were above IRS limits on qualified plan benefits. As of December 31, 2002, Mr. Fass had an account value under the Folksamerica Holding Company, Inc. Deferred Benefit Plan of $1,356,921.

        Employees of the Company are not eligible to receive pension benefits.

        Deferred Compensation Plans.    The Named Executive Officers are eligible to participate in various unfunded, nonqualified plans for the purpose of deferring current compensation for retirement savings (the "Deferred Compensation Plans"). Pursuant to the Deferred Compensation Plans, participants may defer all or a portion of qualifying remuneration payable by the Company, OneBeacon, WM Advisors or Folksamerica which can be invested in various investment options generally available to the investment community including Common Shares. Amounts credited to the deferred compensation accounts of such individuals have been included in the Summary Compensation Table.

Other Compensation Arrangements

        Pursuant to the Incentive Plan, under some circumstances Options may become fully exercisable, Restricted Shares may immediately vest and performance shares may become partially or fully payable. Such circumstances are more fully described in the Incentive Plan.

        Pursuant to an employment agreement dated January 1, 2001, Mr. John Gillespie is entitled to receive an annual base salary of $400,000, an annual bonus of up to 200% of his base salary, minimum grants of performance shares, participation in employee benefit and fringe benefit plans and an indemnity. Under this agreement, Mr. Gillespie may continue his active involvement with Prospector, so long as Mr. Gillespie devotes the requisite time required to fulfill his responsibilities to WM Advisors. The agreement specifies procedures pursuant to which Prospector's funds have the ability to invest first in opportunities appropriate for both White Mountains and such funds. Either party can terminate the employment agreement upon 30 days notice and, upon termination, Mr. Gillespie is entitled to accrued compensation and a cash payment equal to a pro rated value of his unearned performance share awards.

        In addition, White Mountains has certain revenue sharing agreements with Mr. John Gillespie relating to his interest in Prospector. See "Certain Relationships and Related Transactions" below.

Certain Relationships and Related Transactions

        Mr. Clark is Vice Chairman of Lehman. Lehman has, for a number of years, provided investment banking services to White Mountains. Lehman was the arranger, the administrative agent and a lender under the credit facility used to finance the acquisition of OneBeacon which was amended in October 2002.

        Mr. George Gillespie is a partner at CS&M. CS&M has, for many years, provided legal services to White Mountains.

        Mr. John Gillespie indirectly through general and limited partnership interests holds a 44% interest in Dowling & Partners Connecticut Fund III, LP ("Fund III"). OneBeacon Professional Partners, Inc. ("OBPP") and Folksamerica Specialty Underwriting, Inc. ("FSUI") have borrowed approximately $8 million and $7 million, respectively, from Fund III in connection with an incentive program sponsored by the State of Connecticut known as the Connecticut Insurance Reinvestment Act (the "Act"). The loans mature in April 2007 and bear interest at the option of OBPP and FSUI at either (1) the greater of (a) the prime rate minus 1% and (b) the federal funds rate minus 0.50% or (2) the eurodollar rate plus 0.325%. The Act provides for Connecticut income tax credits to be granted for qualifying investments made by approved fund managers. The loans made by Fund III to OBPP and FSUI are qualifying investments and, together, have the potential to generate up to $15 million of tax credits that would be shared equally between Fund III on the one hand and OBPP and FSUI on the other. As a result of his interest in Fund III, Mr. Gillespie could realize up to $3.3 million from the tax credits, although any such amount would be subject to the revenue sharing agreements with White Mountains described above.

        Pursuant to revenue sharing agreements, Mr. John Gillespie has agreed to pay White Mountains a portion of the revenues and distributions allocable to him in connection with Prospector, in return for White Mountains agreeing to pay Prospector's operational expenses. During 2002, White Mountains received a net payment of $38,070 from Mr. Gillespie under such revenue sharing agreements. At December 31, 2002, White Mountains had $60.1 million invested in funds managed by Prospector.

        In September 2001, White Mountains entered into a five-year lease at a market-based rate for a building partially owned by Mr. John Gillespie and trusts for the benefit of members of his family (the "Gillespie Trusts"). For 2002, the rental payments attributable to Mr. Gillespie's ownership in the building totalled approximately $13,000 and the rental payments attributable to the Gillespie Trusts' ownership in the building totalled approximately $104,000.

        Mr. Zankel is Senior Managing Member of the General Partner of High Rise Capital Advisors LLC, which is the General Partner of High Rise Partners, L.P. At December 31, 2002, White Mountains had $8.8 million in limited partnership investment interests in High Rise Partners, L.P. and White Mountains owned $36.6 million in investments that are managed by High Rise Capital Advisors LLC.

        White Mountains believes that the above transactions were on terms that were reasonable and competitive and, in the case of Lehman, were obtained through a competitive bid process. White Mountains believes that such transactions did not serve to impair the independence of any of the parties involved.

REPORTS OF THE COMMITTEES ON EXECUTIVE COMPENSATION

        The Human Resources Committee and the Compensation Committee (collectively, the "Committees") are comprised entirely of non-employee directors. The Committees are responsible for developing, administering and monitoring the senior executive compensation policies of the Company, OneBeacon, WM Advisors and Folksamerica. Salary and bonus compensation for the Named Executive Officers is established by the Human Resources Committee. Share-based compensation such as performance shares, Options and Restricted Shares is established by the Compensation Committee.

        White Mountains' executive compensation policies are designed with one goal in mind—maximization of Member value over long periods of time. The Committees believe that this goal is best pursued by utilising a pay-for-performance program which serves to attract and retain superior executive talent and provide management with performance-based incentives to maximize Member value. Through this compensation program, the Committees seek to maximize Member value by aligning closely the financial interests of White Mountains' management with those of its Members.

        The Committees believe that the principal measure of Member value created (or lost) is the Company's ROE as measured by growth in its intrinsic value per share. This proprietary measure is viewed by management and the directors as being a conservative measure of the intrinsic value of White Mountains and includes the cost of all projected compensation awards. The Committees believe that, over long periods of time, maximizing the Company's ROE will optimize Member returns.

        The Committees believe that the performance-based compensation for key employees should be payable in full only if the Company achieves superior returns for its Members. Therefore, the target of many of White Mountains' performance-based compensation programs are directly linked to achievement of an annualized ROE at least equal to the market yield available from a ten-year United States Treasury note plus 700 basis points. The Committees believe that this return is a challenging target for the Company in its current form.

        Compensation of White Mountains' management team, including the Named Executive Officers, consists primarily of three components: base salary, annual bonus and long-term incentive awards.

Human Resources Committee

        Base Salary.    Base salary for each Named Executive Officer is established annually, on or about March 1. When establishing base salaries of the Named Executive Officers, the Human Resources Committee considers numerous factors including each Named Executive Officer's qualifications, corporate responsibilities, performance since their last salary adjustment and, except for the CEO, the recommendations of the CEO.

        Annual Bonus.    For 2002, the target annual bonus pool for all the Named Executive Officers, except Mr. Fass, was equal to 50% of eligible base salary. Mr. Fass's target annual bonus pool for 2002 was equal to 75% of his eligible base salary. When establishing the aggregate size of the annual bonus pool, the Human Resources Committee considers numerous factors including performance versus the objectives set forth in the Annual Business Plans of the Company, OneBeacon, WM Advisors and Folksamerica, in particular their respective financial performance for the latest fiscal year as measured by ROE or otherwise, and the recommendations of the CEO.

        After establishing the aggregate size of the annual bonus pool, the Human Resources Committee then considers the distribution of the bonus pool among the key employees. Each participant's allocation of the pool is determined after considering numerous factors including individual achievements as compared to objectives contained in the Annual Business Plans, the contribution of such achievements to the Company's overall financial performance and the recommendations of the CEO.

        The Human Resources Committee determined that the financial results of the Company (the basis for Mr. Kemp's bonus) and OneBeacon (the basis for Messrs. Cavoores and Barrette's bonus) warranted a bonus pool of 130% of target or 65% of eligible base salary. The principal factor considered by the Committee in making this determination was the Company's 2002 ROE performance which was determined to be 15.6%, as measured by its change in intrinsic value per Common Share, versus a 12% target and OneBeacon's 2002 core trade ratio of 98% versus a target of 102%.

        The Human Resources Committee determined that the financial results of Folksamerica (the basis for Mr. Fass' bonus) warranted a bonus pool of 200% of target or 150% of his eligible base salary. The principal factor considered by the Human Resources Committee in making this determination was

Folksamerica's 2002 ROE performance which was determined to be 23%, as measured by Folksamerica's pretax return on standard capital, versus a target of 14%.

        The Human Resources Committee determined that the financial results of WM Advisors (the basis for one-half of Mr. Gillespie's bonus) warranted a bonus pool of 200% of target. The principal factor considered by the Human Resources Committee in making this determination was WM Advisors' 2002 total investment return performance which was determined to be 11.4% which was viewed by the Committee as being an excellent result in light of current market conditions. The other half of Mr. Gillespie's bonus is dependent upon the financial results of the Company which, as stated above, was determined to warrant a bonus pool of 130% of target. Based on the average of these two measures, Mr. Gillespie's bonus pool was determined to be 165% of target or 82.5% of his eligible base salary.

        Historically, the CEO typically receives an annual bonus equal to the average bonus percentage received by all officers eligible to participate in the bonus pool. For 2002, Mr. Byrne's annual compensation was fixed at $100,000 and as such he did not receive a bonus.

Robert P. Cochran, Chairman
 Mark J. Byrne
Howard L. Clark, Jr.
George J. Gillespie, III
Gordon S. Macklin
Frank A. Olson
Joseph S. Steinberg
Arthur Zankel

Compensation Committee

        Long-Term Incentive Awards.    The Incentive Plan provides for granting various types of share-based incentive awards including Restricted Shares, Options and performance shares to the Named Executive Officers and certain other key employees of the Company and its subsidiaries.

        Over the past several years, the Company has principally used performance shares in its long-term compensation plans. Performance shares are payable only upon completion of pre-defined business goals and are valued based on the market value of Common Shares at the time awards are earned. Performance shares awarded under the Incentive Plan are paid in cash but can be paid in Common Shares if the Board so determines.

        The Compensation Committee believes that awards of performance shares are an attractive method of providing incentives for management to strive to maximize Member value over the long term. This belief is predicated on the following factors: (i) such awards are earned over multi-year periods; (ii) such awards are generally made in the form of Common Shares, which helps to align the interests of management with those of the Company's Members; and (iii) performance shares are contingent upon the achievement of a specified ROE, or such other measures as may be selected in advance by the Compensation Committee, over the applicable performance period which further aligns the interests of management and the Company's Members.

        In 2002, Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp were granted 5,000; 5,000; 15,000; 10,000; 15,000 and 2,000 performance shares, respectively, by the Compensation Committee. The performance period for such awards began on January 1, 2002 and will continue through December 31, 2004.

        With respect to the 2002 performance shares awarded to Messrs. Byrne, Fass and Kemp, performance is the attainment of a ROE of 12% after tax which would result in such performance shares being fully earned ("Target"). At a ROE of 5% or less, no such performance shares would be earned ("Threshold") and at a ROE at or above 23%, 200% of such performance shares would be earned ("Maximum").

        With respect to 50% of the 2002 performance shares awarded to Messrs. Cavoores and Barrette, performance is the attainment of a 12% after tax ROE as previously described. With respect to the remaining 50% of the 2002 performance shares awarded to Messrs. Cavoores and Barrette, "Target" performance is the attainment of a Trade Ratio of 102% on OneBeacon's core insurance operations. At a Trade Ratio of 106% or more, no such performance shares would be earned ("Threshold") and at a Trade Ratio of 96% or less, 200% of such performance shares would be earned ("Maximum").

        With respect to 50% of the 2002 performance shares awarded to Mr. Gillespie, "Target" performance is the attainment of a 12% after tax ROE as previously described. With respect to the remaining 50% of the 2002 performance shares awarded to Mr. Gillespie, "Target" performance is the attainment of a return on invested assets of 150 basis points over the applicable return on the ten-year United States treasury rate or 6.5%. At a return on invested assets of 5% or less, no such performance shares would be earned ("Threshold") and at a return on invested assets of 8% or more, 200% of such performance shares would be earned ("Maximum").

        In 2002, Mr. Fass was granted a contingent cash award under the Folksamerica Holding Company, Inc. Long-Term Incentive Plan. The "Target" amount of this award was initially determined as 100% of Mr. Fass' eligible base salary (or $466,000) which is subsequently increased or decreased by Folksamerica's ROE during the performance period. With respect this to award, "Target" performance is the attainment of an 14% ROE, as measured by Folksamerica's pretax return on standard capital. At a ROE of 7% or less, the award would not be earned ("Threshold") and at a ROE at or above 21%, 200% of the award would be earned ("Maximum").

        Messrs. Byrne, Fass, Gillespie, Cavoores, Barrette and Kemp had, pursuant to a 2000 grant, 10,000, 2,000, 0, 0, 10,000 and 2,000 performance shares eligible for payout, respectively, subject to the attainment of a 13% target ROE. At an ROE of 25% or greater, 200% of such performance shares would be earned. During the 2000 to 2002 performance period, the Company attained an ROE of 27.8% calculated in accordance with the Incentive Plan. In light of the excellent ROE attained during the performance period, the Compensation Committee determined that 200% of such performance shares were fully earned on February 24, 2003. The dollar value of such performance shares earned are included in the Summary Compensation Table.

        Mr. Fass also had, pursuant to a 2000 grant, a contingent cash award under the Folksamerica Holding Company, Inc. Long-Term Incentive Plan. The "Target" amount of this award was initially determined as 100% of Mr. Fass' eligible base salary which is subsequently increased or decreased by Folksamerica's ROE during the performance period. With respect this to award, "Target" performance is the attainment of a 14.7% ROE, as measured by Folksamerica's pretax return on standard capital. At a ROE of 7.35% or less, the award would not be earned. During the 2000-2002 performance cycle, Folksamerica attained an ROE of 12.1%, as calculated in accordance with the Folksamerica Long-Term Incentive Plan, and as such the Compensation Committee determined that 65% of Mr. Fass' award, or $424,440, was earned on February 24, 2003. This amount is included in the Summary Compensation Table.

        During 2002, the Company repurchased from Messrs. Barrette and Kemp 3,750 and 5,000 Restricted Shares, respectively, for $.01 per share and each were granted an amount equivalent to the market value of such Restricted Shares in various non-qualified deferred compensation plans of the

Company and its subsidiaries. The dollar value of the deferred compensation grant to Messrs. Barrette and Kemp is included in the Summary Compensation Table.

Robert P. Cochran, Chairman
 Mark J. Byrne
Gordon S. Macklin
Frank A. Olson
Joseph S. Steinberg
Arthur Zankel

REPORT OF THE AUDIT COMMITTEE

        In connection with the audit of the Company's financial statements for the year ended December 31, 2002, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) reviewed and discussed the disclosures contained within the Annual Report on Form 10-K; (3) reviewed and discussed with the Independent Auditor the matters required by Statement of Auditing Standards No. 61; and (4) reviewed and discussed with the Independent Auditor the matters required by Independence Standards Board Statement No. 1. Based on these reviews and discussions, the Audit Committee has determined that the non-audit fees billed by the Independent Auditor for services performed in 2002 (as shown below) are compatible with maintaining their independence. Further, the Audit Committee has recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for filing with the SEC and for presentation to the Members at the 2003 Annual Meeting.

        The Audit Committee has established a Charter which outlines its primary duties and responsibilities. The Audit Committee Charter, which has been approved by the Board, is reviewed at least annually and is updated as necessary. The Audit Committee Charter was furnished to the Company's Members in its 2001 Proxy Statement.

Howard L. Clark Jr., Chairman
 Frank A. Olson
Joseph S. Steinberg
Arthur Zankel

FEES BILLED BY THE COMPANY'S
INDEPENDENT AUDITOR FOR SERVICES PERFORMED IN 2002

        Audit Fees    Aggregate fees billed for the 2002 audit of the Company's consolidated financial statements including quarterly reviews totalled $1,952,300.

        Financial Information Systems Design and Implementation Fees    No such services were performed during 2002.

        All Other Fees    Aggregate fees billed for all other services performed in 2002 totaled $4,565,700. These fees related primarily to: i) tax compliance and consulting services for existing companies and consulting and tax structuring services related to acquisition activities, ii) audit services related to capital raising activities and statutory reporting requirements and iii) non-financial information systems technology consulting. Of these fees, $1,658,400 related to services provided by PwC Consulting prior to the sale of this division to IBM on October 1, 2002. The services provided by PwC Consulting related to various non-financial information systems technology consulting projects.

MEMBER RETURN GRAPH

        The following graph shows the five-year cumulative total return for a Member who invested $100 in Common Shares (NYSE symbol "WTM") as of January 1, 1998, assuming re-investment of dividends. Cumulative returns for the five-year period ended December 31, 2002 are also shown for the Standard & Poor's 500 Stocks (Property & Casualty) Capitalization Weighted Index ("S&P P&C") and the Standard & Poor's 500 Stocks Capitalization Weighted Index ("S&P 500") for comparison.

        As stated herein, White Mountains' various compensation plans are based on its growth in its intrinsic value which is believed to be a conservative proxy for its intrinsic business value. The Company's long-term goal is to maximize its intrinsic business value per Common Share which will, in turn, affect its market value per Common Share.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        The Company notes certain relationships and transactions pertaining to Messrs. Clark, George Gillespie and Zankel who are Members of the Compensation Committee and/or the Human Resources Committee. See "Certain Relationships and Related Transactions."

Certain Filings under Section 16

        Pursuant to SEC rules relating to the reporting of changes in beneficial ownership of Common Shares, the Executive Officers, Directors and greater than 10% Members are believed to have filed all reports required under Section 16 on a timely basis during 2002. Mr. Barrette, however, filed an amended Form 5 on March 27, 2003 relating to December 2000 reporting a gift of 385 Common Shares in December 2000.

PROPOSAL 2

ELECTION OF DIRECTORS OF FUND AMERICAN RE

        Bye-law 77 of the Company provides that the boards of directors of any wholly-owned subsidiary of the Company incorporated under the laws of Bermuda, such as Fund American Re, or any other company designated by the Board, be elected by the Company's Members.

        Proposal 2 calls for the election of Messrs. Barrette, Fass, Anders Henriksson (President of Fund American Re) and Ms. Sheila E. Nicoll (President and Chief Executive Officer of Olympus Re Holdings, Ltd., a reinsurance company organised under the laws of Bermuda) to the board of directors of Fund American Re. The proposal also calls for the election of Ms. Elinor M. Lucas (an associate of Conyers, Dill & Pearman, the Company's Bermuda counsel) as an alternate to any one or more of the directors of Fund American Re.

        Messrs. Barrette, Fass and Henriksson and Ms. Lucas will not receive any compensation for their services as a director of Fund American Re. Ms. Nicoll is expected to receive an annual director retainer of $5,000. Biographical information relating to Messrs. Barrette and Fass is presented under Proposal 1 "Election of the Company's Directors."

        The Board recommends a vote FOR Proposal 2 which calls for the election of the directors of Fund American Re.

PROPOSAL 3

ELECTION OF DIRECTORS TO ANY NEW NON-UNITED STATES OPERATING SUBSIDIARIES

        Bye-law 77 of the Company provides that the boards of directors of any wholly-owned subsidiary of the Company which is incorporated under the laws of Bermuda, or any other company designated by the Board, be elected by the Company's Members.

        Proposal 3 calls for the election of Messrs. Barrette and Fass to any wholly-owned, non-U.S. operating subsidiary that may be formed by the Company in the future. Messrs. Barrette and Fass will not receive any compensation for their services as a director of any newly-formed, non-U.S. company. Biographical information relating to Messrs. Barrette and Fass is presented under Proposal 1 "Election of the Company's Directors."

        The Board recommends a vote FOR Proposal 3 which calls for the election of Messrs. Barrette and Fass to any new non-United States operating subsidiaries.

PROPOSAL 4

ISSUANCE OF COMMON SHARES UPON CONVERSION OF CONVERTIBLE PREFERENCE SHARES

Background

        On October 24, 2002, White Mountains sold $200 million in convertible preference shares (the "Convertible Preference Shares") in a private transaction to Franklin, an existing Member (see page 8). The Convertible Preference Shares are to be repurchased and cancelled by the Company in consideration of 677,966 Common Shares upon approval of this proposal.

        White Mountains used the proceeds from the sale of Convertible Preference Shares to partially repay, on November 29, 2002, a $260 million Seller Note (the "Seller Note") that was issued in connection with White Mountains' 2001 acquisition of OneBeacon. Under Bermuda law and the Company's Bye-laws, the issuance of the Convertible Preference Shares to repay the Seller Note did not require Member approval.

        In contemplation of the repayment of the Seller Note, it was White Mountains' desire to issue, and Franklin's preference to receive Common Shares as part of the financing activities. However, the New York Stock Exchange, Inc. (the "Exchange"), which lists the Common Shares, requires Member approval for the issuance of listed shares in a private transaction under the circumstances of such issuance.

        In evaluating the issuance of the Convertible Preference Shares, the Board determined that it was in your interest, as Members of the Company, to repay the Seller Note in full with cash, as opposed to Common Shares valued at $245.00 per share pursuant to the terms of the Note Purchase Option Agreement which governed the Seller Note. Under a capital structure devised by the Company, the Convertible Preference Shares, convertible into 677,966 Common Shares upon Member approval, were issued to Franklin in lieu of Common Shares. The Board would not have authorized the issuance of the Convertible Preference Shares if it had not believed the issuance of such securities in such circumstances was in the interest of the Company and its Members.

        The Company agreed to seek Member approval for the issuance of Common Shares upon the repurchase and cancellation of the Convertible Preference Shares at the 2003 Annual Meeting. Approval by a majority of the votes cast on this proposal will be required to approve the issuance, provided that a quorum is present, in person or by proxy, at the 2003 Annual Meeting. The principal terms of the Convertible Preference Shares appear at the end of this proposal.

        The Seller Note was repaid in full on November 29, 2002 and, accordingly, this proposal will have no effect on that transaction.

Consequences of the Vote

        Upon approval of this proposal, each Convertible Preference Share will be repurchased and cancelled by the Company in consideration of the issuance of one Common Share (the "Conversion"). Assuming Conversion, the number of outstanding Common Shares at March 21, 2003 would increase by approximately 8.1%.

        If the required affirmative vote by the members is not obtained, the Convertible Preference Shares will remain outstanding in accordance with their respective current terms. Those terms, as described below, provide that if the Members of the Company have not voted to approve the Conversion by March 31, 2005, Franklin will have the right to receive cash, at the then market value of Common Shares, in lieu of Common Shares upon any Conversion.

Reasons for the Board's Recommendation

        The Board believes that the Conversion benefits existing members for the following reasons: (i) Conversion eliminates the liquidation preference holders of Convertible Preference Shares have over holders of Common Shares; (ii) Conversion eliminates the dividend requirement of $2.95 annually per Convertible Preference Share; (iii) disapproval of the Conversion does not benefit holders of Common Shares as the Convertible Preference Shares derive the same economic benefit from any increase in the value of the Company's Common Shares; and (iv) although the Convertible Preference Shares do not enjoy general voting rights, the Board believes that this voting disadvantage is balanced by the special voting rights described below. The Board does recognize that the Convertible Preference Shares are not listed on the Exchange and have no established market. As such they may be less liquid than Common Shares; however, this possible difference is not likely to produce a benefit for holders of Common Shares since they can be redeemed for cash after March 31, 2005 in their current form.

        As described above, absent Member approval, the Company may be required to pay cash for any Convertible Preference Shares Converted after March 31, 2005 at the then market value of the Company's Common Shares, or upon the redemption of the Convertible Preference Shares on October 31, 2012 at $295.00 per share. Conversions or redemptions for cash could create a strain on the Company's cash resources which could, in turn, hinder the payment of cash dividends to holders of Common Shares. Further, if the Company were to borrow additional monies for such redemptions, the Company's debt to equity ratio could increase to a level higher than the Company prefers to operate. Finally, any cash used to convert or redeem the Convertible Preference Shares would not be available for other corporate purposes.

Convertible Preference Shares

        The following summarizes the principal features of the Convertible Preference Shares:

        Dividends.    Holders of Convertible Preference Shares, when and as declared by the Board out of the net profits or net assets of the Company legally available for payment under Bermuda Law, are entitled to receive cumulative dividends payable in cash at the annual rate of $2.95 per share, payable semi-annually beginning on December 31, 2002. Past due and unpaid dividends will accrue an additional dividend at an annual rate of 1% compounded each year. The Company will not declare or pay dividends on its Common Shares as long as dividends on the Convertible Preference Shares are past due and unpaid.

        Conversion.    Upon receipt of Member approval, Conversion will occur at a conversion price of $295.00 per share, subject to certain standard anti-dilution adjustments for issuances of and distributions on Common Shares. The conversion price represents a $30 discount to the closing market price for the Common Shares on October 23, 2002, the day Franklin committed to purchase such shares. After March 31, 2005, and absent Member approval, each Convertible Preference Share is convertible into cash equal to the then fair market value of each Common Share.

        Redemption.    Any Convertible Preference Shares outstanding on October 31, 2012 will be redeemed by the Company for $295.00 in cash per share, plus all accrued dividends as of such date.

        Voting.    The holders of the Convertible Preference Shares have no voting rights except for any voting rights provided in the Company's Bye-laws or required by the Companies Act 1981. In addition, the Company shall not amend, alter or repeal its Memorandum of Continuance, Bye-laws or the terms and conditions of the Convertible Preference Shares in a manner that adversely affects the rights of the Convertible Preference Shares without first obtaining the consent or approval of at least two-thirds of the then-outstanding Convertible Preference Shares.

        Liquidation.    In the event of any liquidation, dissolution, or winding up of the Company, holders of the Convertible Preference Shares are entitled to receive payment of $50.00 per share plus all accrued dividends before any distribution is made to holders of Common Shares.

        Restrictions on Transfer.    Convertible Preference Shares can only be transferred, except to the extent required by applicable law, (i) with the prior written consent of the Company, which consent shall not be unreasonably withheld, (ii) by any initial holder to one of its affiliates or (iii) to the Company or any initial holder of Convertible Preference Shares. The Convertible Preference Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to any citizen or resident of the United States in absence of a valid registration of the Securities Act of 1933 except in reliance on an exemption from the registration requirements. Additionally, transfers of Convertible Preference Shares may also be subject to approval of the Bermuda Monetary Authority.

        Registration Rights.    Subject to certain limitations, holders of the Convertible Preference Shares are entitled to demand registration rights and piggyback rights for the registration of the Common Shares issued upon Conversion.

        The Board recommends a vote FOR Proposal 4 approving the issuance of additional Common Shares upon conversion of Convertible Preference Shares.

PROPOSAL 5

TECHNICAL AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN

        Members are being asked to approve certain technical amendments to the Company's Long-Term Incentive Plan at the 2003 Annual Meeting. The proposed amendments do not increase the number of Common Shares that may be issued under the Incentive Plan in the future. The Incentive Plan was adopted by the Board and approved by the Company's sole shareholder in 1985 and subsequently amended by its shareholders in 1995 and by its Members in 2001. On February 24, 2003, the Compensation Committee approved, subject to the approval of the Company's Members, a series of technical amendments to the Incentive Plan to: (i) create a currency, known as performance units, that is able to track the growth in value of a particular business unit, such as a subsidiary of the Company, (ii) to impose an annual limit on the number of performance shares that can be granted in a given year to any one individual and (iii) to include the Company's measure of intrinsic value per share as an additional performance objective.

Background

        The Company believes that long-term compensation should be based on "pay for performance" and further believes that management should act as if they were owners. With these objectives in mind, the Committee believes that the proposed amendments to the Incentive Plan will allow the Company to continue to closely align the financial interests of management with those of the Company's Members. This summary of the material terms of the Incentive Plan is qualified in its entirety by reference to Appendix I attached to this Proxy Statement.

Description of the Incentive Plan

        Awards.    As amended, the Incentive Plan provides for the grant of performance shares, performance units, options, stock appreciation rights and shares of restricted stock.

        Administration.    The Compensation Committee of the Company's Board of Directors administers the Incentive Plan and has the authority to select employees to receive awards under the Incentive Plan, determine the type, size and terms of awards granted under the Incentive Plan, interpret the

Incentive Plan and related awards and establish, amend and rescind rules and regulations relating to the Incentive Plan.

        Shares.    As approved by the Board and the Company's Members in 2001, a maximum of 300,000 Common Shares, par value $1.00 (subject to adjustment as provided in the Incentive Plan), may be issued under the Incentive Plan. The proposed amendments do not increase the number of Common Shares that may be issued under the Incentive Plan in the future. As of December 31, 2002, 234,000 Common Shares were still available for issuance under the Incentive Plan. As of the close of trading on March 21, 2003, the value of a Common Share was $339.50.

        Eligibility.    Any key employee of the Company or any of its subsidiaries designated by the Compensation Committee is eligible to receive an award under the Incentive Plan. As of the date of this Proxy Statement, the Company believes the number of key employees of the Company and its subsidiaries is approximately twenty.

        Performance Shares and Performance Units.    Performance shares are awards of phantom shares of the Company's Common Shares, some or all of which are earned if performance goals established by the Compensation Committee at the time of grant are satisfied over a specified award period. The value earned by an employee pursuant to an award of performance shares is generally equal to the number of award shares earned over the performance period multiplied by the fair market value of a Common Share on the date of payment. Performance shares are typically paid in cash, though they may be paid in Common Shares at the election of the Compensation Committee. The maximum amount of compensation that can be earned by an employee pursuant to an award of performance shares during any award period of one year or more cannot exceed the value of 50,000 Common Shares.

        As amended, the Incentive Plan also provides for the grant of performance units. Performance units are awards of phantom units that are paid out if performance goals established by the Compensation Committee at the time of grant are satisfied over a specified award period. The value earned by an employee pursuant to an award of performance units is equal to the number of performance units earned over the award period multiplied by the unit value determined by the Compensation Committee, which is $100 increased by the percentage growth in value of the Company, any of its subsidiaries or any combination thereof over the award period. The maximum amount of compensation that can be earned by an employee with respect to an award of performance units during any award period of three years or more cannot exceed $10,000,000. This limit on the amount of compensation that can be earned with respect to performance units is prorated for award periods of less than three years.

        Awards of performance shares and performance units are forfeited if any employee terminates employment with the Company and its subsidiaries prior to the end of the award period for any reason other than death, disability or retirement.

        The performance goals that may be selected by the Compensation Committee with respect to performance share and performance unit awards are based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) share price; (xi) combined ratio; (xii) operating ratio; (xiii) profitability of an identifiable business unit or product; (xiv) maintenance or improvement of profit margins; (xv) market share; (xvi) revenues or sales; (xvii) costs; (xviii) cash flow; (xix) working capital; (xx) return on assets; (xxi) customer satisfaction; (xxii) employee satisfaction; and (xxiii) economic value per share (computed based on book value per share determined in accordance with generally accepted accounting principles ("GAAP") adjusted for changes in the intrinsic value of assets and liabilities whose value differs from their GAAP carrying value). The foregoing criteria may, as determined by the Compensation Committee, relate to the Company, one or more of its subsidiaries or divisions, units, partnerships, joint ventures, minority investments, product lines or products, or any combination of the foregoing and may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof. At the time of an award of performance shares or performance units, the Compensation Committee establishes specific performance objectives that must be achieved with respect to the selected performance goal over the specified award period to earn some or all of a performance share or performance unit award. The Compensation Committee may calculate the relevant performance objective without regard to extraordinary items.

        The Compensation Committee may settle performance share or performance unit awards earned by an employee in cash or Common Shares and may elect to defer any such settlement to a later date.

        Options and Stock Appreciation Rights.    Options granted under the Incentive Plan may be non-qualified options or incentive stock options and are granted to eligible employees for no consideration. Options may be granted in tandem with stock appreciation rights or performance shares. An employee cannot receive options and stock appreciation rights on more than 10,000 Common Shares during any one year.

        The exercise price of each Common Share covered by an option will be not less than the greater of the fair market value of a Common Share as of the date the option is granted or the par value of a Common Share, provided that the exercise price of each Common Share of an incentive share option granted to certain employees with large shareholdings in the Company cannot be less than 110% of the fair market value of a Common Share on the date the option is granted. Each option becomes vested and exercisable at such times and subject to such terms and conditions as the Compensation Committee may, in its sole discretion, specify in the option agreement. Except in the event of an optionholder's death, disability or retirement or except as determined by the Board, each option will expire immediately, without any payment, upon the earlier of (1) the tenth anniversary of the option's grant date and (2) three months after the holder's termination of employment. Common Shares will not be delivered pursuant to an option's exercise until the optionholder pays the exercise price in full. Payment of the exercise price may be made in cash or check, by exchanging Common Shares owned by the optionholder or a combination of these methods.

        There are no federal tax consequences to optionholders, the Company or its subsidiaries in connection with the grant of an option. Upon the exercise of non-qualified options, optionholders will generally be subject to federal taxation on the aggregate difference in value between the option exercise price and the fair market value of the Common Shares with respect to which the option is exercised. That amount should be deductible for federal tax purposes with respect to employees of subsidiaries of the Company that are incorporated in the United States. A holder of an incentive stock option is generally not subject to federal taxation, and the Company and its subsidiaries are generally not entitled to a deduction, upon its exercise if the Common Shares obtained upon exercise are held for a specified period of time. Because the Company is incorporated in Bermuda, it cannot take a federal tax deduction for options exercised by its employees.

        Options on a total of 81,000 Common Shares have been granted under the Incentive Plan, all of which were issued in a one-time award in February 2000. The outstanding Options were granted at an exercise price equal to the underlying market value of Common Shares on the date of grant and vest 10% per year through 2009. The exercise price escalates on a straight-line basis by 6% per annum over the ten-year life of the options. Those options were granted to employees of the Company and its subsidiaries as follows: Raymond Barrette, President and Chief Executive Officer of the Company, 9,000; Steven E. Fass, President and Chief Executive Officer of Folksamerica, 9,000; David Staples, 9,000; Reid Campbell, 9,000; Kernan Oberting, 9,000; Michael Paquette, 9,000; Michael Tyburski, 9,000; and all other employees of the Company and its subsidiaries as a group, 18,000. As of March 21, 2003, options on 56,265 Common Shares were still outstanding, options on 17,535 Common Shares have been exercised and options on 7,200 Common Shares have been forfeited.

        Stock appreciation rights can only be granted in tandem with options and give the holder the right to receive, in exchange for the cancellation of the option on the number of Common Shares with respect to which the stock appreciation right is exercised, a payment in an amount equal to the aggregate difference between the applicable exercise price and the fair market value of Common Shares with respect to which the right is exercised (which for this purpose only cannot exceed 150% of the applicable exercise price). Stock appreciation rights may be settled in cash or Common Shares.

        Restricted Stock.    The Compensation Committee may award shares of restricted stock, which are Common Shares that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during a period designated by the Compensation Committee (the "restricted period"). The Company may purchase the Common Shares subject to an award of Restricted Stock at any price specified by the Compensation Committee at the time of grant if the holder's employment with the Company terminates before the end of the applicable restricted period for a reason other than death, disability or, in the discretion of the Board, retirement or other voluntary termination.

        Change in Control.    In the event of an "unfriendly change in control" (as defined in the Incentive Plan), all options generally become immediately vested and exercisable.

        In the event of certain terminations of an employee's employment with the Company or certain adverse changes to the Incentive Plan, in each case within 24 months of a "change in control" (as defined in the Incentive Plan), all options held by the employee immediately vest and become exercisable, awards of restricted stock held by the employee immediately vest and become unrestricted and the employee becomes entitled to a payment (as specified in the Incentive Plan) with respect to performance share or performance unit awards granted prior to the change in control.

        Certain Transactions.    The Compensation Committee may make equitable changes in the terms of outstanding awards granted under the Incentive Plan or in the number of Common Shares issuable under an award or under the Incentive Plan in the event of any change in the Company's outstanding Common Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of Common Shares or other similar event.

        Amendment.    The Board may amend the Incentive Plan at any time, but no such amendment may, without the approval of the Company's Members (except as described in Certain Transactions, above) increase the number of Common Shares that may be issued under the Incentive Plan or change the class of employees eligible to participate in the Incentive Plan.

        Limitation on Company's Deduction.    Under Section 162(m) of the Code, the federal tax deduction for subsidiaries of the Company that are incorporated in the United States for all compensation paid to the Company's chief executive officer and certain other highly paid executive officers of the Company or its subsidiaries in any one year is limited to $1,000,000 per officer. Compensation that qualifies as performance-based compensation is exempt from this deduction limitation. White Mountains believes that the federal tax deductions arising from an officer's exercise of options or stock appreciation rights and amounts earned by an officer pursuant to performance share or performance unit awards should be exempt from this limitation. However, it is possible that in certain circumstances deductions arising from these awards would be subject to disallowance under Section 162(m) of the Code.

        A complete copy of the Incentive Plan, reflecting the proposed amendments thereto, has been provided herein as Appendix I. The Board recommends a vote FOR Proposal 5 which calls for approval of the technical amendments to the Incentive Plan.

PROPOSAL 6

APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITOR

        Subject to Member approval, the Audit Committee of the Board has appointed PricewaterhouseCoopers LLP ("PwC") as White Mountains' Independent Auditor for 2003. Further, Members are being asked to authorize the Board, acting through the Audit Committee, to negotiate and fix the remuneration to be paid to PwC in connection with the services to be provided to the Company for 2003. Representatives from PwC will attend the 2003 Annual Meeting, will be provided with the opportunity to make a statement and will be available to answer appropriate questions.

        PwC has served as the Company's Independent Auditor for three years, as Folksamerica's Independent Auditor for more than 20 years, and as OneBeacon's Independent Auditor for more than 25 years.

        The Board recommends a vote FOR Proposal 6 approving the appointment of PwC as White Mountains' Independent Auditor for 2003.

OTHER MATTERS

Manner of Voting Proxies

        Common Shares represented by all valid proxies received will be voted in the manner specified in the proxies. Where specific choices are not indicated, the Common Shares represented by all valid proxies received will be voted FOR each of the proposals named earlier in this Proxy Statement.

        Should any matter not described above be acted upon at the meeting, the persons named in the proxy card will vote in accordance with their judgment. The Board knows of no other matters which are to be considered at the 2003 Annual Meeting.

Votes Required for Approval

        Unless indicated otherwise above, the proposals require the affirmative vote of a majority of the voting power held by holders of Common Shares present at the 2003 Annual General Meeting, in person or by proxy, provided a quorum is present.

Inspectors of Election

        EquiServe Trust Company, N.A., P.O. Box 43069, Providence, Rhode Island 02940-3069, has been appointed as Inspectors of Election for the 2003 Annual Meeting. Representatives of EquiServe will attend the 2003 Annual Meeting to receive votes and ballots, supervise the counting and tabulating of all votes and ballots, and determine the results of the vote.

Costs of Solicitation

        The solicitation of proxies will be made primarily by mail, however, directors, officers, employees and agents of the Company may also solicit proxies by telephone, telegram or personal interview. Solicitation costs will be paid by the Company. Upon request, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxy materials to their principals.

Available Information

        The Company is subject to the informational reporting requirements of the Exchange Act of 1934. In accordance therewith, the Company files reports, proxy statements and other information with the SEC. The Company will provide to any Member, upon request and without charge, copies of all documents (excluding exhibits unless specifically requested) filed by the Company with the SEC. Written or telephone requests should be directed to the Corporate Secretary, White Mountains Insurance Group, Ltd., 80 South Main Street, Hanover, New Hampshire, 03755, telephone number (603) 640-2200. Additionally, all such documents are physically available at the Company's registered office at Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda and are available for viewing at www.whitemountains.com shortly after such material is electronically filed with or furnished to the SEC.

Offices of the Company

        The Company's headquarters is located at Crawford House, 23 Church Street, Hamilton, HM 11, Bermuda (with a mailing address of 12 Church Street, Suite 322, Hamilton HM 11, Bermuda), its principal executive office is located at 80 South Main Street, Hanover, New Hampshire, 03755, and its registered office is located at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda.

Proposals by Members for the 2004 Annual Meeting of Members

        Member proposals (other than those proposals to nominate persons as directors) must be received in writing by the Secretary of the Company no later than December 11, 2003 and must comply with the requirements of the SEC in order to be considered for inclusion in the Company's proxy statement relating to the Annual Meeting to be held in 2004.

  By Order of the Board of Directors,

  Dennis P. Beaulieu, Corporate Secretary
  April xx, 2003

Appendix I

White Mountains
Long-Term
Incentive Plan
(as amended)

1.    PURPOSE

        The purpose of the White Mountains Long-Term Incentive Plan (the "Plan") is to advance the interests of White Mountains Insurance Group, Ltd. (the "Company") and its stockholders by providing long-term incentives to certain key executives of the Company and of its subsidiaries.

2.    ADMINISTRATION

        The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. No member of the Committee shall be an employee of the Company or a subsidiary of the Company or shall have been eligible within one year prior to his appointment to receive awards under the Plan ("Awards") or to receive awards under any other plan of the Company or its subsidiaries under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company or any of its subsidiaries.

        The Committee shall have exclusive authority to select the employees to be granted Awards, to determine the type, size and terms of the Awards and to prescribe the form of the instruments embodying Awards. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Company shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.    PARTICIPATING SUBSIDIARIES

        If a subsidiary of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the Board of Directors of the subsidiary shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the subsidiary in the Plan. As used herein, "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424 (f) of the Internal Revenue Code of 1986, as amended (the "Code").

        A subsidiary may cease to participate in the Plan at any time by action of the Board or by action of the Board of Directors of such subsidiary, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the subsidiary's Board of Directors taking such action. Termination of participation in the Plan shall not relieve a subsidiary of any obligations theretofore incurred by it under the Plan.

4.    AWARDS

  (a)
  Type of Awards. Awards shall be limited to the following five types: (i) "Stock Options," (ii) "Stock Appreciation Rights", (iii) "Restricted Stock", (iv) "Performance Shares" and (v) "Performance Units." Stock Options, which include "Incentive Stock Options" and other stock options or combinations thereof, are rights to purchase shares of Common Stock of the

    Company having a par value of $1.00 per shares ("Shares"). A Stock Appreciation Right is a right to receive, without payment to the Company, cash and/or Shares in lieu of the purchase of Shares under the Stock Option to which the Stock Appreciation Right relates.

  (b)
  Maximum Number of Shares That May Be Issued. A maximum of [300,000] Shares,(1) subject to adjustment as provided in paragraph 14, may be issued under the Plan. For purposes of the foregoing, the exercise of a Stock Appreciation Right shall constitute the issuance of Shares equal to the Shares covered by the related Stock Option. If any Shares issued as Restricted Stock shall be repurchased pursuant to the Company's option described in paragraph 6 below, or if any Shares issued under the Plan shall be reacquired pursuant to restrictions imposed at the time of issuance, such Shares may again be issued under the Plan.

(1)  Actual number will be the number of Shares remaining in inventory at the time the LTIP is submitted to shareholders.

  (c)
  Rights With Respect to Shares.

  (i)
  An employee to whom Restricted Stock has been issued shall have prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as herein provided, ownership of such Shares, including the right to vote the same and to receive dividends thereon, subject, however, to the options, restrictions and limitations imposed thereon pursuant hereto.

  (ii)
  An employee to whom Stock Options, Stock Appreciation Rights or Performance Shares are granted (and any person succeeding to such employee's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares issuable pursuant thereto until the date of the issuance of a stock certificate (whether or not delivered) therefor. Except as provided in paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) the record date for which is prior to the date such stock certificate is issued.

  (iii)
  The Company, in its discretion, may hold custody during the Restricted Period of any Shares of Restricted Stock.

5.    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        The Committee may grant Stock Options (including, in its discretion, Stock Appreciation Rights) either alone or, as provided in paragraph 7, in conjunction with Performance Shares. A maximum of 10,000 Stock Options and Stock Appreciation Rights (not including Stock Appreciation Rights attached to Stock Options) may be issued in one year to an employee. Each Stock Option shall comply with the following terms and conditions:

  (a)
  The exercise price shall not be less than the greater of (i) the fair market value of the Shares subject to such Stock Option at the time of grant, as determined in good faith by the Committee, or (ii) the par value of such Shares. However, the exercise price of an Incentive Stock Option granted to an employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of a subsidiary (a "Ten Percent Employee") shall not be less than the greater of 110% of such fair market value, or the par value of such Shares.

  (b)
  The Committee shall initially determine the number of Shares to be subject to each Stock Option. The number of Shares subject to a Stock Option will subsequently be reduced (i) on a share-for-share basis to the extent that Shares under such Stock Option are used to calculate the cash and/or Shares received pursuant to exercise of a Stock Appreciation Right attached

2

    to such Stock Option, and (ii) on a one-for-one basis to the extent that any Performance Shares granted in conjunction with such Stock Option pursuant to subparagraph 7(a) are paid, such reduction to be made in accordance with the provisions of subparagraph 7(e)(ii).

  (c)
  The Stock Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

  (d)
  The Stock Option shall not be exercisable:

  (i)
  in case of any Incentive Stock Option as defined in Section 422 (b) of the Code, after the expiration of ten years from the date it is granted, and in the case of any other Stock Option, after the expiration of ten years from the date it is granted. Any Stock Option may be exercised during such period only at such time or times as the Committee may establish;

  (ii)
  unless payment in full is made for the Shares being acquired thereunder at the time of exercise (including any federal, state or local income or other taxes which the Committee determines are required to be withheld in respect of such shares); such payment shall be made (A) in United States dollars by cash or check, or (B) by tendering to the Company Shares owned by the person exercising the Stock Option and having a fair market value equal to the cash exercise price thereof, such fair market value to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations, or (C) by a combination of United States dollars and Shares as aforesaid;

  (iii)
  unless the person exercising the Stock Option has been, at all times during the period beginning with the date of grant of the Stock Option and ending on the date three months prior to such exercise, an officer or employee of the Company or a subsidiary, or of a corporation, or a parent or subsidiary of a corporation, issuing or assuming the Stock Option in a transaction to which Section 424 (a) of the Code, is applicable, except that:

  (A)
  if such person shall cease to be an officer or employee of the Company or one of its subsidiary corporations solely by reason of a period of Related Employment as defined in paragraph 10, he may, during such period of Related Employment (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), exercise such Stock Option as if he continued to be such an officer or employee; or

  (B)
  if an optionee shall become disabled as defined in paragraph 9 he may, at any time within three years of the date he becomes disabled (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), exercise the Stock Option with respect to (i) any Shares as to which he could have exercised the Stock Option on the date he became disabled and (ii) if the Stock Option is not fully exercisable on the date he becomes disabled, the number of additional Shares as to which the Stock Option would have become exercisable had he remained an employee through the next two dates on which additional Shares were scheduled to become exercisable under the Stock Option; or

  (C)
  if an optionee shall die while holding a Stock Option, his executors, administrators, heirs or distributees, as the case may be, at any time within one year after the date of such death (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), may exercise the Stock Option with respect to (i) any Shares as to which the decedent could have exercised the Stock Option at the time of his death, and if the Stock Option is not fully exercisable on

3

        the date of his death, the number of additional Shares as to which the Stock Option would have become exercisable had he remained an employee through the next two dates on which additional Shares were scheduled to become exercisable under the Stock Option provided, however, that if death occurs during the three-year period following a disability as described in subparagraph 5(d)(iii)(B) hereof, the three-year period following a retirement as described in subparagraph 5(d)(iii)(D) hereof or any period following a voluntary termination in respect of which death, the number of additional Shares as to which the Stock Option would have become exercisable had he remained an employee through the next date or, if applicable, two dates on which additional Shares were scheduled to become exercisable under the Stock Option provided, however, that if death occurs during the three-year period following a disability as described in subparagraph 5(d)(iii)(B) hereof, the three-year period following a retirement as described in subparagraph 5(d)(iii)(D) hereof or any period following a voluntary termination in respect of which the Board has exercised its discretion to grant continuing exercise rights as provided in subparagraph 5(d)(iii)(E) hereof, the Stock Option shall not become exercisable as to any Shares in addition to those as to which the decedent could have exercised the Stock Option at the time of his death; or

      (D)
      if such person shall retire under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) while holding a Stock Option which has not expired and has not been fully exercised, such person, at any time within three years after his retirement (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), may exercise the Stock Option with respect to any Shares as to which he could have exercised the Stock Option on the date he retired; or

      (E)
      if such person shall voluntarily terminate his employment with the Company, the Board may determine that the optionee may exercise the Stock Option with respect to some or all of the Shares subject to the Stock Option as to which it would not otherwise be exercisable on the date of his voluntary termination provided, however, that in no event may such exercise take place after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof.

  (e)
  (i) The aggregate fair market value of Shares (determined at the time of grant of the Stock Option pursuant to subparagraph 5(a) of the Plan) for which any employee may be granted Incentive Stock Options under the Plan in any calendar year prior to 1987, may not exceed $100,000, plus the applicable carryover amount. The carryover amount for an employee from any prior year is one-half of the amount by which $100,000 exceeds the aggregate fair market value of Shares (at the time of grant) for which Incentive Stock Options were granted to such employee in such prior year, provided that (x) such amounts may be carried over for no more than three years, and (y) Incentive Stock Options granted in any year shall use up the $100,000 current year limitation first, and then use up the carryover amount or amounts from the year or years available, the earliest being taken first.

  (ii)
  The aggregate fair market value of Shares (determined at the time of grant of the Stock Option pursuant to subparagraph 5(a) of the Plan) with respect to which Incentive Stock Options granted after December 31, 1986, to any employee under the Plan are exercisable, for the first time, by such employee during any calendar year may not exceed $100,000.

4

  (f)
  If the Committee, in its discretion, so determines, there may be related to the Stock Option, either at the time of grant or by amendment, a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

  (i)
  A Stock Appreciation Right may be exercised only

  (A)
  to the extent that the Stock Option to which it relates is at the time exercisable, and

  (B)
  if

  (1)
  in the case of a Stock Option other than an Incentive Stock Option only, such Stock Option will expire by its terms within 30 days (90 days if the optionee is at the time an officer of the Company who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"));

  (2)
  the optionee has become disabled or ceased to be an officer or employee by reason of his retirement under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose); or

  (3)
  the optionee has died.

        However, if the Stock Option to which the Stock Appreciation Right relates is exercisable and if the optionee is at the time an officer of the Company who is required to file reports pursuant to Section 16(a) of the Exchange Act, the Stock Appreciation Right may, subject to the approval of the Committee, be exercised during such periods, as may be specified by the Committee;

    (ii)
    A Stock Appreciation Right shall entitle the optionee (or any person entitled to act under the provisions of subparagraph 5(d)(iii)(C) hereof) to surrender unexercised the related Stock Option (or any portion of such Option) to the Company and to receive from the Company in exchange therefor that number of Shares having an aggregate value equal to the excess of the value of one Share (provided that, if such value exceeds 150% of the Stock Option price per share specified in such Stock Option, such value shall be deemed to be 150% of such Stock Option price) over the Stock Option price per share, times the number of Shares subject to the Stock Option, or portion thereof, which is so surrendered. The Committee shall be entitled to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash equal to the aggregate value of the Shares it would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of Shares. Any such election shall be made within 15 business days after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Share for this purpose shall be the fair market value thereof on the last business day preceding the date of the election to exercise the Stock Appreciation Right, provided that if notice of such election is received by the Committee more than three business days after the date of such election (as such date of election is stated in the notice of election), the Committee may, but need not, determine the value of a Share as of the day preceding the date on which the notice of election is received;

    (iii)
    No fractional Shares shall be delivered under this subparagraph 5(f), but in lieu thereof a cash adjustment shall be made; and

5

    (iv)
    In the case of a Stock Appreciation Right attached to an Incentive Stock Option, such Stock Appreciation Right shall only be transferable when such Incentive Stock Option is transferable pursuant to Section 5 (c) hereof,

  (g)
  Notwithstanding anything herein to the contrary:

  (i)
  in the event an Unfriendly Change in Control of the Company, as defined in subparagraph 11(b), occurs, then as of the Acceleration Date, as defined in subparagraph 11(b), each Stock Option granted hereunder shall be exercisable in full; provided, however, that in the case of an officer subject to Section 16(b) of the Exchange Act, no Stock Option shall become exercisable until the expiration of the period ending six months after the date of grant of the Stock Option hereunder; and

  (ii)
  in the event a Change in Control as defined in subparagraph 11(a) occurs and within 24 months thereafter: (A) there is a Termination Without Cause, as defined in paragraph 12, of an optionee's employment; or (B) there is a Constructive Termination as defined in paragraph 13, of an optionee's employment; or (C) there occurs an Adverse Change in the Plan, as defined in paragraph 14, in respect of an optionee affecting any Award held by such optionee and if the optionee then holds a Stock Option,

  (A)
  In the case of a Termination Without Cause or a Constructive Termination, the optionee may exercise the entire Stock Option, at any time within 30 days of such Termination Without Cause or such Constructive Termination (but in no event after the option has expired under the provisions of subparagraphs (5)(d)(i)), and

  (B)
  in the case of an Adverse Change in the Plan, the optionee may exercise the entire Stock Option at any time after such Adverse Change in the Plan in respect of him and prior to the date 30 days following his termination of employment as a result of a Termination Without Cause or a Constructive Termination (but in no event after the option has expired under the provisions of subparagraph 5(d) (i)). Notwithstanding anything in this subparagraph 5(g) to the contrary, (x) in the case of an officer subject to Section 16(b) of the Exchange Act, no Stock Option shall become exercisable until the expiration of the period ending six months after the date of grant of the Stock Option hereunder.

6.    RESTRICTED STOCK

        Each Award of Restricted Stock shall comply with the following terms and conditions:

  (a)
  The Committee shall determine the number of Shares to be issued to a participant pursuant to the Award.

  (b)
  Shares issued may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period from the date on which the Award is granted (the "Restricted Period") as the Committee shall determine. The Company shall have the option to repurchase the Shares subject to the Award at such price as the Committee shall have fixed, in its sole discretion, when the Award was made, which option will be exercisable if the participant's continuous employment with the Company or a subsidiary shall terminate for any reason, except solely by reason of an event described in paragraph 6(c), prior to the expiration of the Restricted Period or the earlier lapse of the option. Such option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made. Certificates for Shares issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the foregoing option and other restrictions. Any attempt to dispose of any such Shares in contravention of the foregoing option and other restrictions shall be null and

6

    void and without effect. If Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the option described above, the participant to whom the Award was granted, or in the event of his death after such option become exercisable, his executor or administrator, shall forthwith deliver to the Secretary of the Company any certificates for the Shares awarded to the participant, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company. If the option described above is not exercised by the Company, such option and the restriction imposed pursuant to the first sentence of this subparagraph 6(b) shall terminate and be of no further force and effect. Notwithstanding anything to the contrary in this paragraph 6 (b), neither any Restricted Period nor any option shall lapse to the extent the Company or any subsidiary would be unable to take a deduction with respect to such lapse by reason of Section 162 (m) of the Code.

  (c)
  If a participant who has been in the continuous employment of the Company or of a subsidiary shall,

  (i)
  die or become disabled (as defined in paragraph 8) during the Restricted Period, the option of the Company to repurchase (and any and all other restrictions on) all Shares awarded to him under such Award shall lapse and cease to be effective as of the date on which his death or disability occurs, or

  (ii)
  voluntarily terminate his employment with the Company or retire under an approved retirement plan of the Company or of a subsidiary (or such other retirement plan as may be approved by the Committee, in its sole discretion, for this purpose) during Restricted Period, the Board may determine that the option to repurchase and any and all other restrictions on some or all of the Shares awarded to him under such Award, if such option and other restrictions are still in effect, shall lapse and cease to be effective as the date on which such voluntary termination or retirement occurs.

  (d)
  In the event within 24 months after a Change in Control as defined in subparagraph 11(a) and during the Restricted Period

  (i)
  there is a Termination Without Cause, as defined in paragraph 12, of the employment of a participant;

  (ii)
  there is a Constructive Termination, as defined in paragraph 13, of the employment of a participant; or

  (iii)
  there occurs an Adverse Change in the Plan, as defined in paragraph 13, in respect of a participant, the option to repurchase (and any and all other restrictions on) all Shares awarded to him under his Award shall lapse and cease to be effective as of the date on which such event occurs.

7

7.    PERFORMANCE SHARES

        The Award of Performance Shares to a participant will entitle him to receive, without payment to the Company, all or part of a specified amount (the "Actual Value") determined by the Committee, if the terms and conditions specified herein and in the Award are satisfied. Payment in respect of an Award shall be made as provided in subparagraph 7(e). Each Award of Performance Shares shall be subject to the following terms and conditions:

  (a)
  The Committee shall determine the number of Performance Shares to be granted to each participant and whether or not such Performance Shares are granted in conjunction with a Stock Option (the "Associated Stock Option"). The maximum amount that may be earned by an employee with respect to any Award Period designated in the Performance Share Agreement to be a year or more shall be the Maximum Value of 50,000 Performance Shares. The "Maximum Value" of each Performance Share shall be the market value per Share on the date the award is paid or becomes payable to participants. Performance Shares may be issued in different classes or series having different terms and conditions. In the case of any Performance Shares granted in conjunction with an Associated Stock Option, the number of Performance Shares shall initially be equal to the number of Shares which are subject to the Associated Stock Option, but the number of such performance Shares shall be reduced on a one for one basis to the extent that (A) Shares are purchased upon exercise of the Associated Stock Option, or (B) Shares may no longer be purchased under the Associated Stock Option because the Associated Stock Option or a part thereof has been surrendered unexercised pursuant to exercise of a Stock Appreciation Right attached to such Associated Stock Option.

  (b)
  The award period (the "Award Period") in respect of any Award of Performance Shares shall be such period as the Committee shall determine commencing as of the beginning of the fiscal year of the Company in which such Award is made. An Award Period may contain a number of performance periods; each performance period shall commence on or after the first day of the Award Period and shall end no later than the last day of the Award Period. At the time each Award is made, the Committee shall establish performance objectives to be attained within the performance periods as the means of determining Actual Value. The performance objectives shall be approved by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance objective relates or, if less than 90 days, the number of days which is equal to 25 percent of the relevant performance period. The performance objectives shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) stock price; (xi) combined ratio; (xii) operating ratio; (xiii) profitability of an identifiable business unit or product; (xiv) maintenance or improvement of profit margins; (xv) market share; (xvi) revenues or sales; (xvii) costs; (xviii) cash flow; (xix) working capital; (xx) return on assets; (xxi) customer satisfaction; (xxii) employee satisfaction; and (xxiii) economic value per Share (computed based on book value per Share determined in accordance with generally accepted accounting principles ("GAAP") adjusted for changes in the intrinsic value of assets and liabilities whose value differs from their GAAP carrying value). The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions, units, partnerships, joint venturers or minority investments, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the

8

    Code (or any successor section thereto), the performance objectives may be calculated without regard to extraordinary items. The Actual Value of a Performance Share shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of a Performance Share shall be a portion of such Maximum Value if the performance objectives are met in part. In determining Actual Value, the Committee may either (i) multiply the total number of Shares available for payout at that time with respect to the participant by the Actual Value of each individual Share or (ii) multiply the Maximum Value of each individual Share by a number of Shares equal to or less than the total number of Shares available for payout, provided that the products obtained in (i) or (ii) are the same.

  (c)
  Performance Shares shall be cancelled if the participant's continuous employment with the Company or any of its subsidiaries shall terminate for any reason prior to the end of the Award Period (in which event the Associated Stock Option, if any, shall continue in effect in accordance with its terms), except solely by reason of a period of Related Employment as defined in paragraph 10, and except as otherwise specified in this subparagraph 7(c) or in subparagraph 7(d). Notwithstanding the foregoing and without regard to subparagraph 7(b), if a participant shall,

  (i)
  while in such employment, die or become disabled as described in paragraph 9 prior to the end of the Award Period, the Performance Shares shall be cancelled at the end of the next ending performance period and he, or his legal representative, as the case may be, shall receive payment in respect of such Shares which he would have received had he been in continuous employment with the Company through the end of that period and had the individual performance objectives, if any, that were imposed been achieved; provided, however, that no such continuation shall be deemed to have occurred for purposes of applying subparagraph 7(d) in the event of an Adverse Change in the Plan in respect of the participant following a Change in Control; or

  (ii)
  retire under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) prior to the end of the Award Period, and

  (A)
  at the time of his retirement, the participant is 65 years old or older, the Performance Shares shall be cancelled at the end of the next ending performance period, and he shall receive the Maximum Value in respect to such Shares, at the date of cancellation,

  (B)
  at the time of his retirement the participant is less than 65 years old and his retirement occurs prior to the end of the first performance period, and before 24 months have elapsed since the first day of the Award Period, the participant shall receive payment with respect to the Actual Value of one-ninth of the Performance Shares awarded to him under the Award, and

  (C)
  at the time of his retirement the participant is less than 65 years old and his retirement occurs prior to the end of the first performance period and after at least 24 months have elapsed since the first day of the Award Period, the participant shall receive payment with respect to the Actual Value of two-ninths of the Performance Shares awarded to him under the Award.

  (d)
  If within 24 months after a Change in Control of the Company as defined in subparagraph 11(a) and prior to the end of an Award Period:

  (i)
  there is a Termination Without Cause, as defined in paragraph 12, of the employment of a participant;

9

    (ii)
    there is a Constructive Termination, as defined in paragraph 13, of the employment of a participant; or

    (iii)
    there occurs an Adverse Change in the Plan, as defined in paragraph 14, in respect of a participant, then:

    (A)
    the participant shall receive the Maximum Value of:

    (1)
    that number of Performance Shares which is in the same proportion to the total number of Performance Shares awarded to the participant under such Award as

    •
    the number of full months which have elapsed since the first day of the Award Period to the end of the first month in which occurs one of the events described in clauses (i), (ii) or (iii) of subparagraph 7(d) is to

    •
    the total number of months in the Award Period, less

    (2)
    the number of Performance Shares awarded to the participant under the Award in respect of which payment has already been made to the participant, and

    (B)
    if the number of Performance Shares determined pursuant to subclause (1) of clause (A) is less than the number of Performance Shares subject to the particular Award, the participant shall receive the Actual Value of the remaining Performance Shares. The Actual Value of the remaining Performance Shares shall be determined as follows:

    (1)
    if the Board shall have determined, prior to the Change in Control and based on the most recent performance status reports, that the performance objectives for the particular Award were being met at the date of the determination, the Actual Value of the remaining Performance Shares subject to the particular Award shall be equal to their Maximum Value, and

    (2)
    if the determination of the Board was that the performance objectives for the particular Award were not being met at the date of the determination, the Actual Value of the remaining Performance Shares subject to the particular Award shall be such amount as shall have been determined by the Board as provided above in this subparagraph 7(d), but in no event shall Actual Value be less than fifty percent (50%) of Maximum Value. Payment of any amount in respect of Performance Shares as described above in this subparagraph 7(d) shall be made as promptly as possible after the occurrence of one of the events described in clauses 7(d)(i) through 7(d)(iii). Notwithstanding anything herein to the contrary, if, following a Change in Control of the Company as defined in subparagraph 10(a), a participant's employment remains continuous through the end of a performance period, then the participant shall be paid with respect to those Performance Shares for which he would have been paid had there not been a Change in Control and the Actual Value of those Shares shall be determined in accordance with subparagraph 7(e).

  (e)
  Except as otherwise provided in subparagraph 7(d), as soon as practicable after the end of the performance period or such earlier date as the Committee in its sole discretion may designate, the Committee shall determine whether the conditions of subparagraphs 7(b) and/or 7(c)

10

    hereof have been met and, if so, shall certify such fact to the Board of Directors and shall ascertain the Actual Value of the Performance Shares. If the Performance Shares:

    (i)
    were not awarded in conjunction with an Associated Stock Option, the Committee shall cause an amount equal to the Actual Value of the Performance Shares earned by the participant to be paid to him or his beneficiary; or

    (ii)
    were awarded in conjunction with an Associated Stock Option, the Committee shall determine, in accordance with criteria specified by the Committee when the Award was made, (A) to cancel the Performance Shares, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Stock Option shall continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Shares to the participant or his beneficiary, in which event the Associated Stock Option shall be cancelled, or (C) to pay to the participant or his beneficiary the Actual Value of only a portion of the Performance Shares, in which event (1) all such Performance Shares shall be cancelled and (2) the Associated Stock Option shall be cancelled only as to a number of Shares equal to the number of Performance Shares so paid. Such determination by the Committee shall, if practicable, be made during the three-month period following the end of the performance period, or during such earlier period as shall be designated by the Committee and shall be made pursuant to criteria, specified by the Committee, which shall be uniform for all Awards having the same performance period.

      Payment of any amount in respect of the Performance Shares shall be made by the Company as promptly as practicable or shall be deferred to such other time or times as the Committee shall determine, and may be made in cash, in Shares, or partly in cash and partly in Shares as determined by the Committee. Such deferred payments may be made by undertaking to pay cash in the future, together with such additional amounts as may accrue thereon until the date or dates of payment, as determined by the Committee in its discretion.

8.    PERFORMANCE UNITS

        The Award of Performance Units to a participant will entitle him to receive, without payment to the Company, all or part of a specified amount (the "Actual Value") determined by the Committee, if the terms and conditions specified herein and in the Award are satisfied. Payment in respect of an Award shall be made as provided in subparagraph 8(e). Each Award of Performance Units shall be subject to the following terms and conditions:

  (a)
  The Committee shall determine the number of Performance Units to be granted to each participant and whether or not such Performance Units are granted in conjunction with a Stock Option (the "Associated Stock Option"). The maximum amount that may be earned by an employee with respect to Performance Units during an Award Period of three years or more shall not exceed $10,000,000 (which shall be prorated for Award Periods of less than three years). The "Maximum Value" of each Performance Unit shall be the "Value" per Unit on the date the award is paid or becomes payable to participants. The "Value" of a Unit shall be determined by multiplying $100 by the sum of (i) 100% and (ii) the percentage growth in value of the Company, any of its subsidiaries or any combination thereof over the Award Period (or such earlier date as required by the Plan) as set forth in the Performance Unit Agreement. Performance Units may be issued in different classes or series having different terms and conditions. In the case of any Performance Units granted in conjunction with an Associated Stock Option, the number of Performance Units shall initially be equal to the number of Shares which are subject to the Associated Stock Option, but the number of such

11

    Performance Units shall be reduced on a one for one basis to the extent that (A) Shares are purchased upon exercise of the Associated Stock Option, or (B) Shares may no longer be purchased under the Associated Stock Option because the Associated Stock Option or a part thereof has been surrendered unexercised pursuant to exercise of a Stock Appreciation Right attached to such Associated Stock Option.

  (b)
  The award period (the "Award Period") in respect of any Award of Performance Units shall be such period as the Committee shall determine commencing as of the beginning of the fiscal year of the Company in which such Award is made. An Award Period may contain a number of performance periods; each performance period shall commence on or after the first day of the Award Period and shall end no later than the last day of the Award Period. At the time each Award is made, the Committee shall establish performance objectives to be attained within the performance periods as the means of determining Actual Value. The performance objectives shall be approved by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance objective relates or, if less than 90 days, the number of days which is equal to 25 percent of the relevant performance period. The performance objectives shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) stock price; (xi) combined ratio; (xii) operating ratio; (xiii)profitability of an identifiable business unit or product; (xiv) maintenance or improvement of profit margins; (xv) market share; (xvi) revenues or sales; (xvii) costs; (xviii) cash flow; (xix) working capital; (xx) return on assets; (xxi) customer satisfaction; (xxii) employee satisfaction; and (xxiii) economic value per Share (computed based on book value per Share determined in accordance with generally accepted accounting principles ("GAAP") adjusted for changes in the intrinsic value of assets and liabilities whose value differs from their GAAP carrying value). The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions, units, partnerships, joint venturers or minority investments, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance objectives may be calculated without regard to extraordinary items. The Actual Value of a Performance Unit shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of a Performance Unit shall be a portion of such Maximum Value if the performance objectives are met in part. In determining Actual Value, the Committee may either (i) multiply the total number of Units available for payout at that time with respect to the participant by the Actual Value of each individual Unit or (ii) multiply the Maximum Value of each individual Unit by a number of Units equal to or less than the total number of Units available for payout, provided that the products obtained in (i) or (ii) are the same.

  (c)
  Performance Units shall be cancelled if the participant's continuous employment with the Company or any of its subsidiaries shall terminate for any reason prior to the end of the Award Period (in which event the Associated Stock Option, if any, shall continue in effect in accordance with its terms), except solely by reason of a period of Related Employment as defined in paragraph 10, and except as otherwise specified in this subparagraph 8(c) or in subparagraph 8(d). Notwithstanding the foregoing and without regard to subparagraph 8(b), if a participant shall,

12

    (i)
    while in such employment, die or become disabled as described in paragraph 9 prior to the end of the Award Period, the Performance Units shall be cancelled at the end of the next ending performance period and he, or his legal representative, as the case may be, shall receive payment in respect of such Units which he would have received had he been in continuous employment with the Company through the end of that period and had the individual performance objectives, if any, that were imposed been achieved; provided, however, that no such continuation shall be deemed to have occurred for purposes of applying subparagraph 8(d) in the event of an Adverse Change in the Plan in respect of the participant following a Change in Control; or

    (ii)
    retire under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) prior to the end of the Award Period, and

    (A)
    at the time of his retirement, the participant is 65 years old or older, the Performance Units shall be cancelled at the end of the next ending performance period, and he shall receive the Maximum Value in respect to such Units, at the date of cancellation,

    (B)
    at the time of his retirement the participant is less than 65 years old and his retirement occurs prior to the end of the first performance period, and before 24 months have elapsed since the first day of the Award Period, the participant shall receive payment with respect to the Actual Value of one-ninth of the Performance Units awarded to him under the Award, and

    (C)
    at the time of his retirement the participant is less than 65 years old and his retirement occurs prior to the end of the first performance period and after at least 24 months have elapsed since the first day of the Award Period, the participant shall receive payment with respect to the Actual Value of two-ninths of the Performance Units awarded to him under the Award.

  (d)
  If within 24 months after a Change in Control of the Company as defined in subparagraph 11(a) and prior to the end of an Award Period:

  (i)
  there is a Termination Without Cause, as defined in paragraph 12, of the employment of a participant;

  (ii)
  there is a Constructive Termination, as defined in paragraph 13, of the employment of a participant; or

  (iii)
  there occurs an Adverse Change in the Plan, as defined in paragraph 14, in respect of a participant, then:

  (A)
  the participant shall receive the Maximum Value of:

  (1)
  that number of Performance Units which is in the same proportion to the total number of Performance Units awarded to the participant under such Award as

  •
  the number of full months which have elapsed since the first day of the Award Period to the end of the first month in which occurs one of the events described in clauses (i), (ii) or (iii) of subparagraph 8(d) is to

  •
  the total number of months in the Award Period, less

  (2)
  the number of Performance Units awarded to the participant under the Award in respect of which payment has already been made to the participant, and

13

      (B)
      if the number of Performance Units determined pursuant to subclause (1) of clause (A) is less than the number of Performance Units subject to the particular Award, the participant shall receive the Actual Value of the remaining Performance Units. The Actual Value of the remaining Performance Units shall be determined as follows:

      (1)
      if the Board shall have determined, prior to the Change in Control and based on the most recent performance status reports, that the performance objectives for the particular Award were being met at the date of the determination, the Actual Value of the remaining Performance Units subject to the particular Award shall be equal to their Maximum Value, and

      (2)
      if the determination of the Board was that the performance objectives for the particular Award were not being met at the date of the determination, the Actual Value of the remaining Performance Units subject to the particular Award shall be such amount as shall have been determined by the Board as provided above in this subparagraph 8(d), but in no event shall Actual Value be less than fifty percent (50%) of Maximum Value. Payment of any amount in respect of Performance Units as described above in this subparagraph 8(d) shall be made as promptly as possible after the occurrence of one of the events described in clauses 8(d)(i) through 8(d)(iii). Notwithstanding anything herein to the contrary, if, following a Change in Control of the Company as defined in subparagraph 10(a), a participant's employment remains continuous through the end of a performance period, then the participant shall be paid with respect to those Performance Units for which he would have been paid had there not been a Change in Control and the Actual Value of those Units shall be determined in accordance with subparagraph 8(e).

  (e)
  Except as otherwise provided in subparagraph 8(d), as soon as practicable after the end of the performance period or such earlier date as the Committee in its sole discretion may designate, the Committee shall determine whether the conditions of subparagraphs 8(b) and/or 8(c) hereof have been met and, if so, shall certify such fact to the Board of Directors and shall ascertain the Actual Value of the Performance Units. If the Performance Units:

  (i)
  were not awarded in conjunction with an Associated Stock Option, the Committee shall cause an amount equal to the Actual Value of the Performance Units earned by the participant to be paid to him or his beneficiary; or

  (ii)
  were awarded in conjunction with an Associated Stock Option, the Committee shall determine, in accordance with criteria specified by the Committee when the Award was made, (A) to cancel the Performance Units, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Stock Option shall continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Units to the participant or his beneficiary, in which event the Associated Stock Option shall be cancelled, or (C) to pay to the participant or his beneficiary the Actual Value of only a portion of the Performance Units, in which event (1) all such Performance Units shall be cancelled and (2) the Associated Stock Option shall be cancelled only as to a number of Units equal to the number of Performance Units so paid. Such determination by the Committee shall, if practicable, be made during the three-month period following the end of the performance period, or during such earlier period as shall be designated by the Committee and shall be made pursuant to criteria, specified by the Committee, which shall be uniform for all Awards having the same performance period.

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      Payment of any amount in respect of the Performance Units shall be made by the Company as promptly as practicable or shall be deferred to such other time or times as the Committee shall determine, and may be made in cash, in Shares, or partly in cash and partly in Shares as determined by the Committee. Such deferred payments may be made by undertaking to pay cash in the future, together with such additional amounts as may accrue thereon until the date or dates of payment, as determined by the Committee in its discretion.

9.    DISABILITY

        For the purposes of this Plan, a participant shall be deemed to be disabled if the Committee shall determine that the physical or mental condition of the participant is such as would entitle him to payment of monthly disability benefits under any disability plan of the Company or a subsidiary in which he is a participant.

10.  RELATED EMPLOYMENT

        For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer which is neither the Company nor a subsidiary provided: (i) such employment is undertaken by the individual and continued at the request of the Company or a subsidiary; (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Company or a subsidiary, or was engaged in Related Employment as herein defined; and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for the purposes of this paragraph 10. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was an officer or employee of the Company.

11.  CHANGE IN CONTROL

  (a)
  For purposes of this Plan, a "Change in Control of the Company" within the meaning of this subparagraph 11(a) shall occur if:

  (i)
  Any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act), other than John J. Byrne, Berkshire Hathaway, Inc. or one of its wholly owned subsidiaries or the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of thirty-five percent (35%) or more of the Company's then outstanding Shares;

  (ii)
  the Continuing Directors, as defined in subparagraph 11(c), cease for any reason to constitute a majority of the Board of the Company; or

  (iii)
  the business of the Company for which the participant's services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including stock of a subsidiary of the Company). A Change in Control of the Company within the meaning of this subparagraph 11(a) also may constitute an Unfriendly Change in Control of the Company within the meaning of this subparagraph 11(b).

  (b)
  A Change in Control of the Company shall be deemed an "Unfriendly Change in Control of the Company" if:

  (i)
  any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act), other than American Express Company or the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of thirty-five percent

15

      (35%) or more of the Company's then outstanding Shares through a transaction that is opposed by the Company's Chairman and Chief Executive Officer, and

    (ii)
    a majority of the Company's Continuing Directors, as defined in subparagraph 10(c), by resolution adopted within 30 days following the date the Company becomes aware that subparagraph 10(b)(i) has been satisfied, determines that a Change in Control has occurred.

  For purposes of subparagraph 5(g), "Acceleration Date" shall mean the date on which a majority of the Company's Continuing Directors adopts a resolution (or takes other action) making the determination that a Change in Control of the Company has occurred.

  (c)
  For the purposes of this Plan, "Continuing Director" shall mean a member of the Board (A) who is not an employee of the Company or its subsidiaries or of a holder of, or an employee or an affiliate of an entity or group that holds, thirty-five percent (35%) or more of the Company's Shares and (B) who either was a member of the Board on September 4, 1985, or who subsequently became a director of the Company and whose election, or nomination for election, by the Company's shareholders was approved by a vote of a majority of the Continuing Directors then on the Board (which term, for purposes of this definition, shall mean the whole Board and not any committee thereof). Any action, approval of which shall require the approval of a majority of the Continuing Directors, may be authorized by one Continuing Director, if he is the only Continuing Director on the Board, but no such action may be taken if there are not Continuing Directors on the Board.

12.  TERMINATION WITHOUT CAUSE

        For purposes of this Plan, "Termination Without Cause" shall mean a termination of the participant's employment with the Company or a subsidiary by the Company or the subsidiary other than (i) for disability as described in paragraph 9 or (ii) for Cause." "Cause" shall mean (a) an act or omission by the participant that constitutes a felony or any crime involving moral turpitude; or (b) willful gross negligence or willful gross misconduct by the participant in connection with his employment by the Company or by a subsidiary which causes, or is likely to cause, material loss or damage to the Company. Notwithstanding anything herein to the contrary, if the participant's employment with the Company or one of its subsidiaries shall terminate due to a Change in Control of the Company as described in Subsection 11(a)(iii), where the purchaser, as described in such subsection, formally assumes the Company's obligations under this Plan or places the participant in a similar or like plan with no diminution of the value of the awards, such termination shall not be deemed to be a "Termination Without Cause."

13.  CONSTRUCTIVE TERMINATION

        "Constructive Termination" shall mean a termination of employment with the Company or a subsidiary at the initiative of the participant that the participant declares by prior written notice delivered to the Secretary of the Company to be a Constructive Termination by the Company or a subsidiary and which follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the participant makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution. Notwithstanding anything herein to the contrary, Constructive Termination shall not occur within the meaning of this paragraph 13 until and unless 30 days have elapsed from the date the Company receives such written notice without the Company curing or causing to be cured the circumstance or circumstances described in this paragraph 13 on the basis of which the declaration of Constructive Termination is given.

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14.  ADVERSE CHANGE IN THE PLAN

        An "Adverse Change in the Plan" shall mean

  (a)
  termination of the Plan pursuant to subparagraph 19(a);

  (b)
  amendment of the Plan pursuant to paragraph 18 that materially diminishes the value of Awards that may be granted under the Plan, either to individual participants or in the aggregate, unless there is substituted concurrently authority to grant long-term incentive awards of comparable value to individual participants in the Plan or in the aggregate, as the case may be; or,

  (c)
  in respect of any holder of an Award a material diminution in his rights held under such Award (except as may occur under the terms of the Award as originally granted) unless there is substituted concurrently a long-term incentive award with a value at least comparable to the loss in value attributable to such diminution in rights.

15.  DILUTION AND OTHER ADJUSTMENTS

        In the event of any change in the Outstanding Shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of Shares or other similar event, and if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan pursuant to subparagraph 4(b), in the number or kind of Shares subject to, or the Stock Option price per share under, any outstanding Stock Option, in the number or kind of Shares which have been awarded as Restricted Stock or in the repurchase option price per share relating thereto, in the number of Maximum Value or Actual Value of Performance Shares which have been awarded to any participant, or in any measure of performance, then such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

16.  DESIGNATION OF BENEFICIARY BY PARTICIPANT

        A participant may name a beneficiary to receive any payment to which he may be entitled in respect of Performance Shares or Performance Units under the Plan in the event of his death, on a form to be provided by the Committee. A participant may change his beneficiary from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to a participant's executors or administrators, the term "beneficiary" as used in the Plan shall include such person or persons.

17.  MISCELLANEOUS PROVISIONS

  (a)
  No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving an employee any right to be retained in the employ of the Company or any subsidiary.

  (b)
  A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any participant in the Plan shall be subject to any obligation or liability or such participant.

  (c)
  No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws and Bermuda law.

17

  (d)
  The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares upon exercise of a Stock Option, upon settlement of a Stock Appreciation Right, or upon payment of a Performance Share or a Performance Unit that the participant (or any beneficiary or person entitled to payment under subparagraph 5(d)(iii)(C) hereof) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold Federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares.

  (e)
  The expenses of the Plan shall be borne by the Company. However, if an Award is made to an employee of a subsidiary:

  (i)
  if such Award results in payment of cash to the participant, such subsidiary shall pay to the Company an amount equal to such cash payment; and

  (ii)
  if the Award results in the issuance to the participant of Shares, such subsidiary shall pay to the Company an amount equal to fair market value thereof, as determined by the Committee, on the date such Shares are issued (or, in the case of issuance of Restricted Stock or of Shares subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which such Shares are no longer subject to applicable restriction), minus the amount, if any received by the Company in exchange for such Shares.

  (f)
  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

  (g)
  By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

18.  AMENDMENT

        The Plan may be amended at any time and from time to time by the Board, but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan or the class of employees eligible to participate shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any participant with respect to any Award previously granted without such participant's written consent.

19.  TERMINATION

        This Plan shall terminate upon the earlier of the following dates or events to occur:

  (a)
  the adoption of a resolution of the Board terminating the Plan; or

  (b)
  ten years from the date the Plan is initially or subsequently approved and adopted by the shareholders of the Company in accordance with paragraph 19 hereof.

  No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under the Plan.

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20.  SHAREHOLDER ADOPTION

        The Plan shall be submitted to the shareholders of the Company for their approval or adoption. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted by the shareholders in the manner required by the laws of Bermuda and the State of Delaware.

    As originally approved by the Board of Directors, September 4, 1985 and adopted by the sole shareholder September 23, 1985. The Plan was amended by the Board of Directors on August 13, 1986. The Plan was further amended on February 15,1995 and subsequently approved by shareholders on May 24, 1995. The Plan was further amended on May 21, 2001 and subsequently adopted by shareholders on August 23, 2001. The Plan was further amended on February 24, 2003 and subsequently adopted by Shareholders on                        , 2003.

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P R O X Y	WHITE MOUNTAINS INSURANCE GROUP, LTD. Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual General Meeting to be Held May 19, 2003
The undersigned hereby appoints Raymond Barrette and John D. Gillespie, and each of them, proxies with full power of substitution, to vote all Common Shares of the undersigned at the 2003 Annual General Meeting of Shareholders to be held May 19, 2003, and at any adjournment thereof, upon all subjects that may properly come before the meeting including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse of this card or below. If no directions are given, the proxies will vote FOR the Election of the Company's Directors, FOR the Election of Directors of Fund American Re., FOR the Election of Directors to any New Non-United States Operating Subsidiaries, FOR the Issuance of Common Shares Upon Conversion of Convertible Preference Shares, FOR Technical Amendments to the Long-Term Incentive Plan, FOR Approval of the Appointment of Independent Auditor, and at their discretion on any other matter that may properly come before the meeting.
Your vote for the Election of the Company's Directors may be indicated on the reverse side. The following Directors are being nominated at this meeting for election to terms ending in 2006.			(Change of address/comments)
Raymond Barrette Howard L. Clark, Jr. Robert P. Cochran Arthur Zankel
Your vote for the election of Fund American Re's directors may be indicated on the reverse side. The following directors are being nominated to serve until their resignation or removal from office.			(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)
Raymond Barrette	Anders Henriksson	Elinor M. Lucas (alt.)
Steven E. Fass	Sheila E. Nicoll

Your vote for the election of the directors of any new non-United States subsidiaries may be indicated on the reverse side. The following directors are being nominated to serve until their resignation or removal from office.
Raymond Barrette Steven E. Fass

Your vote is important! Please sign and date on the reverse side and return promptly in the enclosed postage-paid envelope or otherwise to White Mountains Insurance Group, Ltd., c/o EquiServe Trust Company, Post Office Box 8085, Edison, New Jersey 08818-9052.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE	SEE REVERSE SIDE

☒
Please mark your
votes as in this
example.

This proxy when properly executed will be voted in the manner directed herein. If no directions are made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6.

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4, 5 and 6.
		FOR	WITHHELD			FOR	WITHHELD			FOR	WITHHELD			FOR	AGAINST	ABSTAIN
1.	Election of Company Directors	☐	☐	2.	Election of Directors of Fund American Re	☐	☐	3.	Election of Directors to any New Non-US Subsidiaries	☐	☐	4.	Issuance of Common Shares	☐	☐	☐
FOR, except vote withheld from the following nominee(s):				FOR, except vote withheld from the following nominee(s):				FOR, except vote withheld from the following nominee(s):						FOR	AGAINST	ABSTAIN
												5.	Technical Amendments to the Long-Term Incentive Plan	☐	☐	☐
								Change of Address						FOR	AGAINST	ABSTAIN
								Comments on Reverse Side			☐	6.	Appointment of Independent Auditors	☐	☐	☐
The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

SIGNATURE(S)	DATE

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Table of Contents
WHITE MOUNTAINS INSURANCE GROUP, LTD. NOTICE OF 2003 ANNUAL GENERAL MEETING OF MEMBERS TO BE HELD MAY 19, 2003
WHITE MOUNTAINS INSURANCE GROUP, LTD. PROXY STATEMENT
PROCEDURES FOR NOMINATING DIRECTORS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF Voting Rights of Members
Principal Holders of Common Shares
Beneficial Stock Ownership of Directors and Executive Officers
COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Long-Term Incentive Plans—Awards in Last Fiscal Year
Equity Compensation Plan Table
COMPENSATION PLANS
REPORTS OF THE COMMITTEES ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
FEES BILLED BY THE COMPANY'S INDEPENDENT AUDITOR FOR SERVICES PERFORMED IN 2002
MEMBER RETURN GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
PROPOSAL 2 ELECTION OF DIRECTORS OF FUND AMERICAN RE
PROPOSAL 3 ELECTION OF DIRECTORS TO ANY NEW NON-UNITED STATES OPERATING SUBSIDIARIES
PROPOSAL 4 ISSUANCE OF COMMON SHARES UPON CONVERSION OF CONVERTIBLE PREFERENCE SHARES
PROPOSAL 5 TECHNICAL AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN
PROPOSAL 6 APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITOR
OTHER MATTERS
  Appendix I